Exhibit T3.B1

THE COMPANIES ORDINANCE

Company Limited by Shares

MEMORANDUM

– and –

ARTICLES OF ASSOCIATION

(as amended by special resolutions passed on 26 July 2020 and 17 August 2022 respectively)

of

SunPower Corporation Limited

Incorporated on 30 October 2012

CERTIFIED TRUE COPY
For and on behalf of
Dentons Secretarial Services (Hong Kong) Limited

Authorised Signature(s)
Dentons Secretarial Services (Hong Kong) Limited
Company Secretary
Date: 01/09/2022

THE COMPANIES ORDINANCE

Company Limited by Shares

MEMORANDUM OF ASSOCIATION

OF

SunPower Corporation Limited

1. The name of the Company is SunPower Corporation Limited.

2. The registered office of the Company will be situated in Hong Kong.

3. The Company has the capacity and the rights, powers and privileges of a natural person.

4. The liability of the members is limited.

5. [deleted]

The share capital and initial shareholdings on the Company's formation are as follows:-

NAME OF FOUNDER MEMBER	Number of Shares taken by each Founder Member	Total amount of Share Capital
SunPower Corporation	ONE SHARE	HKD1.00

THE COMPANIES ORDINANCE

Company Limited by Shares

ARTICLES OF ASSOCIATION

(as amended by special resolutions passed on 26 July 2020 and 17 August 2022 respectively)

OF

SunPower Corporation Limited

INTRODUCTORY

1. **Table A not to apply**

The regulations in Table A in the First Schedule to the predecessor Companies Ordinance (Chapter 32) shall not apply to the Company.

INTERPRETATION

2. **Interpretation**

(1) In these Articles the words standing in the first column of the following table shall bear the meanings set opposite to them respectively in the second column thereof, if not inconsistent with the subject or context:

WORDS	MEANINGS
Appointment	includes election (and appoint includes elect);
Articles	these articles of association, as originally adopted, or as from time to time altered in accordance with the Statutes;
Auditors	the auditors for the time being of the Company;
Directors	the directors for the time being of the Company;
In writing	written, printed, typewritten or telexed or transmitted by facsimile, or visibly expressed in any other mode of representing or reproducing words, or partly one and partly another;
Month	calendar month;
Office	the registered office for the time being of the Company;
Ordinance	the predecessor Companies Ordinance (Chapter 32 of the Laws of Hong Kong), as amended from time to time;
Paid up	includes credited as paid up;
Register	the register of members of the Company (including any branch register kept in accordance with the Statutes);
Relevant Person	(a) any person to whom any share of the Company has been mortgaged or charged; or (b) any nominee, agent and/or trustee of a person referred to in (a) above; or (c) any person who acquires any interest in any share of the Company from any of the persons referred to in (a) or (b) above;.
Seal	the common seal of the Company or any official seal that the Company may have in accordance with the Statutes;
Statutes	the Ordinance and every other ordinance for the time being in force concerning companies and affecting the Company;
Year	the year from 1st January to 31st December, inclusive.

(2) Subject as aforesaid, any words defined in the Statutes shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

(3) Unless inconsistent with the subject or context, words importing the singular number shall include the plural number and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include corporations and bodies of persons.

(4) The expression the "Secretary" shall (subject to the provisions of the Statutes) include a joint, assistant or deputy Secretary and any person appointed by the Directors to perform any of the duties of the Secretary.

(5) The headings are inserted for convenience only and shall not affect the construction of these Articles.

(6) A special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under any provision of these Articles.

(7) References in these Articles to any statutory provision shall be construed as including references to:

(a) any statutory modification or re-enactment thereof;

(b) all subsidiary legislation, regulations or orders made pursuant thereto; and

(c) any statutory provisions of which such statutory provision is a re-enactment or modification.

PRIVATE COMPANY

3. Private Company

The Company is a private company and accordingly:

(a) the right to transfer shares in the Company shall be restricted in the manner provided by these Articles;

(b) the number of members of the Company (not including persons who are in the employment of the Company and persons who, having been formerly in the employment of the Company, were while in that employment, and have continued after the determination of that employment to be, members of the Company) is limited to fifty; provided that, where two or more persons hold one or more shares in the Company jointly, they shall, for the purposes of this paragraph, be treated as a single member; and

(c) no invitation shall be made to the public to subscribe for any shares or debentures of the Company.

4. Office

The Office shall be at such place in Hong Kong as the Directors shall from time to time appoint.

INCREASE OF CAPITAL

5. Company may increase its capital

The Company may from time to time, by ordinary resolution, whether or not all the shares for the time being authorised shall have been issued, or all the shares for the time being issued shall have been fully paid up, increase its capital by the creation of new shares of such amount as may be deemed expedient.

6. Rights attached to new shares

Any resolution of the Company creating any new shares in the capital of the Company may, subject to the Statutes and without prejudice to the rights and privileges attached to any then existing shares in the capital, specify rights and privileges to be attached to such new shares and restrictions to which they shall be subject and may (subject to the Statutes) provide that the same are to be issued on terms that they are, or at the option of the holder or the Company are liable, to be redeemed and set out the terms on and the manner in which redemption of the same may be effected.

7. New shares considered as original capital

Subject to any direction or determination that may be given or made in accordance with the powers contained in these Articles, all shares created on any increase of capital shall be subject to the provisions contained herein with reference to the payment of calls, transfer, transmission, forfeiture, lien and otherwise as if they had been part of the original capital.

ALTERATION OF CAPITAL

8. Power to consolidate, sub-divide and cancel shares

(1) The Company may, from time to time, by ordinary resolution:

(a) consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;

(b) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled; and

(c) by sub-division of its existing shares or any of them, divide its share capital or any part thereof into shares of smaller amount than is fixed by its memorandum of association, so, however, that in the sub-division the proportion between the amount paid up and the amount (if any) not paid up on each such share of smaller amount shall be the same as it was in the case of the share from which it was derived. Any resolution whereby any share is sub-divided may determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may have such preferred or other special rights, or may have such qualified or deferred rights or be subject to such restrictions, as compared with the other or others, as the Company has power to attach to new shares,

(2) Anything done in pursuance of this Article shall be done in any manner provided, and subject to any conditions imposed, by the Statutes, so far as they shall be applicable, and, so far as they

shall not be applicable, in accordance with the terms of the resolution authorising the same, and, so far as such resolution shall not be applicable, in such manner as the Directors deem most expedient.

9. **Reduction of capital**

Subject to the provisions of the Statutes and these Articles, the Company may by special resolution reduce its share capital, any capital redemption reserve and any share premium account in any way.

PURCHASE OF OWN SHARES

10. **Purchase of own shares**

(1) Subject to sections 49 to 49S of the Ordinance, the Company may purchase its own shares (including any redeemable shares).

(2) Subject to sections 491 to 490 of the Ordinance, the Company may make a payment in respect of the redemption or purchase of its own shares otherwise than out of the distributable profits of the company or the proceeds of a fresh issue of shares.

VARIATION OF RIGHTS

11. **Variation of rights**

(1) Whenever the capital of the Company is divided into different classes of shares, all or any of the special rights or privileges attached to any class may be varied or abrogated, either with the consent in writing of holders of three-fourths in nominal value of the issued shares of that class or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of that class (but not otherwise), and may be so varied or abrogated either whilst the Company is a going concern or during or in contemplation of a winding up. To every such separate general meeting all the provisions of these articles relating to general meetings of the Company or to the proceedings thereat shall apply mutatis mutandis, except that:

(a) the necessary quorum at any such meeting (other than an adjourned meeting) shall be two persons holding or representing by proxy not less than one-third in nominal amount of the issued shares of the class, and if the Company has only one member, the one member present in person or by proxy shall be quorum at any such separate general meeting of the Company;

(b) at an adjourned meeting the necessary quorum shall be one person holding shares of the class or his proxy;

(c) the holders of shares of the class shall, on a poll, have one vote in respect of every share of the class held by them respectively; and

(d) a poll may be demanded by any one holder of shares of the class whether present in person or by proxy.

(2) For the purposes of this provision any particular issue of shares not carrying the same rights (whether as to rate of dividend, redemption or otherwise) as any other shares for the time being

in issue, shall be deemed to constitute a separate class of shares.

12. Shares at the disposal of the Directors

All unissued shares shall (subject to any contract binding on the Company, the Statutes, these Articles and any resolution of the Company pursuant thereto) be at the disposal of the Directors, who may (subject to the provisions of any such contract, the Statutes, these Articles and any such resolution):

(a) allot (with or without conferring a right of renunciation), grant options over or otherwise deal with or dispose of the same to such persons, at such times and generally on such terms as they think proper; and

(b) issue the same with such rights and privileges attached thereto and subject to such restrictions as they may determine and, in particular, such shares may be issued with a preferential, qualified or deferred right to dividends and/or in the distribution of assets of the Company and with or without any right of voting (whether special or not) and any share may be issued on terms that it is, or at the option of the Company or the holder is liable, to be redeemed and the terms on and the manner in which redemption of the same may be effected may be determined by the Directors.

13. Allotments etc. of shares

The Company shall duly comply with any provisions of the Statutes regarding the allotment, issue and paying up of share capital.

14. Power to pay commission and brokerage

(1) The Company may pay a commission to any person in consideration of his subscribing, or agreeing to subscribe, whether absolutely or conditionally, or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the capital of the Company, but such commission shall not exceed the limits permitted by the Statutes. Any such commission may be paid in cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may, in addition to, or in lieu of, such commission, in consideration of any person so subscribing or agreeing to subscribe, or of his procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company, confer on any such person an option to call within a specified time for a specified number or amount of shares in the Company at a specified price not being less than par. The payment or agreement to pay a commission or the conferring of an option shall be in the discretion of the Directors on behalf of the Company and subject to the provisions of the Statutes.

(2) The Company may also pay such brokerage as may be lawful.

15. Joint holders

The Company shall not be bound to register more than four persons as joint holders of any share (except in the case of executors or administrators of a deceased member), and any one of such registered joint holders may give effective receipts for any dividend or other moneys payable in respect of such share.

16. Exclusion of equities

Except as otherwise required by law or these Articles and notwithstanding any information received by the Company, no person shall be recognised by the Company as holding any share

upon any trust and the Company shall not be bound in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share, or any interest in any fractional part of a share, or any other right in respect of any share, except an absolute right to the entirety thereof in the registered holder.

16A. Article 16 shall not apply to any share or any interest or right relating to any share that is registered in the name of, or held or purported to be held on trust by or for, or has been mortgaged or charged in favour of, any relevant person

CERTIFICATES

17. Issue of certificates

Every member shall be entitled, without payment, to receive within two months after allotment or lodgment of transfer, duly stamped and otherwise valid, (or within such other period as the conditions of issue may provide) a certificate for all his shares in any particular class, provided that:

(a) in the event of a member transferring part of the shares represented by a certificate in his name, a new certificate in respect of the balance thereof shall be issued in his name without payment;

(b) in the case of joint holders, the Company shall not be bound to issue more than one certificate for all the shares in any particular class registered in their joint names, and delivery of a certificate for a share to any one of several joint holders thereof shall be sufficient delivery to all; and

(c) the provisions of Article 109 concerning the sealing of certificates shall be complied with whenever share certificates are issued.

18. Replacement of certificates

If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new share certificate representing the same shares may be issued to the holder upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) subject to compliance with such conditions as to evidence and indemnity as the Directors may think fit and (in either case) to the payment of any exceptional expenses of the Company incidental to its investigation of the evidence of such alleged loss, theft or destruction.

CALLS ON SHARES

19. Directors may make calls

The Directors may, subject to any conditions of allotment, from time to time make such calls upon the members in respect of all moneys unpaid on their shares as they think fit, provided that, except as otherwise fixed by the conditions of application or allotment, seven days' notice at least is given of each call, and each member shall be liable to pay the amount of every call so made upon him to the persons and at the times and places appointed by the Directors. Any call may be made payable in one sum or by instalments and may be revoked or postponed as the Directors may determine. A person upon whom a call is made shall remain liable therefor notwithstanding the subsequent transfer of the shares in respect whereof the call is made.

20. Time when made

A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

21. Liability of joint holders

The joint holders of a share shall be jointly and severally liable for the payment of all calls and instalments in respect thereof.

22. Interest on calls

If a call or instalment payable in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the amount is due shall pay interest on the amount of the call or instalment, from the day appointed for payment to the day of actual payment, at such rate (not exceeding 15 per cent. per annum) as the Directors shall from time to time determine, and shall also pay all costs, charges and expenses which the Company may have incurred or become liable for in order to procure payment of or in consequence of the non-payment of such call or instalment but the Directors shall be at liberty to waive payment of such interest, costs, charges and expenses, wholly or in part.

23. Sums due on allotment etc. to be treated as calls

Any sum which by the conditions of allotment of a share is made payable on allotment, or at any fixed time, or by instalments at any fixed times, shall for all purposes of these Articles be deemed to be a call duly made and payable on the date or dates fixed for payment and, in case of non-payment, the provisions of these Articles as to payment of interest and expenses, forfeiture and the like, and all other relevant provisions of the Statutes or of these Articles shall apply as if such sum were a call duly made and notified as hereby provided.

24. Power to differentiate

The Directors may make arrangements on any issue of shares for a difference between the holders of such shares in the amounts and times of payment of calls on their shares.

25. Payment of calls in advance

The Directors may, if they think fit, receive from any member willing to advance the same all or any part of the moneys payable upon his shares beyond the sum actually called up thereon and, upon all or any of the moneys so paid in advance, or so much thereof as exceeds the amount for the time being called up on the shares in respect of which such advance has been made, the Directors may pay or allow interest at such rate (not exceeding 15 per cent per annum) as may be agreed upon between the Directors and the member paying such sum in advance, in addition to the dividend payable upon such part of the shares in respect of which such advance has been made as is actually called up. The Directors may also at any time repay the amount so advanced upon giving to such member one month's notice.

26. Rights suspended if payment in arrear

No member shall be entitled to receive any dividend, or (save as proxy for another member) to be present or vote at any general meeting, either personally or by proxy, or to exercise any privilege as a member, or be reckoned in a quorum in respect of any share held by him (whether alone or jointly with any other person) if and so long as he shall have defaulted in payment of any call or other sum for the time being due and payable on such share or any interest or expenses (if any) payable in connection therewith.

LIEN ON SHARES

27. Company to have lien on partly paid shares

(1) The Company shall have a first and paramount lien and charge on all the shares not fully paid up, registered in the name of a member (whether solely or jointly with others), for any amount payable in respect of such shares. Such lien shall extend to all dividends and other moneys from time to time declared or payable in respect of such shares.

(2) Unless otherwise agreed, the registration of a transfer of shares shall operate as a waiver of the Company's lien (if any) on such shares.

(3) The Directors may resolve that any share or shares shall for some specified period be exempt, in whole or in part, from the provisions of this Article.

27A. Notwithstanding anything contained in the Memorandum of Association or the Articles of Association of the Company, the Company and/or its directors shall not be entitled to exercise any lien provided for in these Articles in respect of any share that has been mortgaged or otherwise provided as security to any relevant person.

28. Sale of shares subject to lien

(1) For the purpose of enforcing such lien, the Directors may sell all or any of the shares subject thereto in such manner as they may think fit, but no sale shall be made until:

(a) the date for payment of the amount referred to in paragraph (1) of the preceding Article shall have arrived;

(b) a notice demanding payment of the said amount and giving notice of intention to sell in default shall have been served in accordance with these Articles on such member or the person (if any) entitled by transmission to the shares; and

(c) default in such payment shall have been made by him for 14 days after such notice.

(2) The net proceeds of any such sale, after payment of the costs, shall be applied in or towards satisfaction of the said amount, and the residue (if any) shall (subject to a like lien for debts or liabilities not presently payable as existed upon the shares prior to the sale) be paid to the member or the person (if any) entitled by transmission to the shares.

29. Purchaser protected

To give effect to any such sale as aforesaid the Directors may authorise some person to execute an instrument of transfer of the shares sold to, or in accordance with the directions of, the purchaser and a sold note in respect thereof and may enter the purchaser's name in the Register as holder of the shares, and the purchaser shall not be bound to see to the regularity or validity of or be affected by any irregularity in or invalidity of the proceedings or be bound to see to the application of the purchase money and the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

FORFEITURE OF SHARES

30. Notice of unpaid calls

If any member fails to pay the whole or any part of any call or instalment on or before the day appointed for the payment thereof, the Directors may, at any time thereafter during such time as the call or instalment or any part thereof remains unpaid, serve a notice on him, requiring him to pay such call or instalment, or such part thereof as remains unpaid, together with any accrued interest and any costs, charges and expenses incurred by the Company by reason of such non-payment.

31. Notice to state time and place for payment

The notice shall name a further day, being not less than 14 days from the date of such notice, on or before which such call or instalment, or part thereof as aforesaid, and all such interest and costs, charges and expenses as aforesaid are to be paid. It shall also name the place where payment is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the share in respect of which such call was made or instalment is payable will be liable to be forfeited.

32. Forfeiture on non-compliance with notice

If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may, at any time thereafter before payment of all calls or instalments, interest, costs, charges and expenses due in respect thereof has been made, be forfeited by a resolution of the Directors to that effect. Every forfeiture shall include all dividends declared in respect of the forfeited share, and not actually paid before the forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

32A. Notwithstanding anything contained in the Memorandum of Association or the Articles of Association of the Company, any share that has been mortgaged or otherwise provided as security to any relevant person shall be exempt from the provisions of these Articles relating to forfeiture.

33. Notice of forfeiture to be given

When any share has been forfeited in accordance with these Articles, notice of the forfeiture shall forthwith be given to the holder of the share, or the person entitled to the share by transmission, as the case may be, and an entry of such notice having been given, and of the forfeiture, with the date thereof, shall forthwith be made in the Register opposite to the entry of the share; but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or to make such entry as aforesaid.

34. Power to annul forfeiture or surrender

Notwithstanding any such forfeiture as aforesaid, the Directors may, at any time before the forfeited or surrendered share has been sold, re-allotted or otherwise disposed of, annul the forfeiture or surrender upon payment of all calls and interest due upon and costs, charges and expenses incurred in respect of the share, and upon such further conditions (if any) as they may think fit.

35. Sale of forfeited or surrendered shares

Every share which shall be forfeited or surrendered shall thereupon be deemed for the purposes of this Article to be the property of the Company, and (subject to the provisions of the Statutes) may be sold, re-allotted or otherwise disposed of, upon such terms and in such manner as the Directors shall think fit either to the person who was before the forfeiture the holder of such share or to any other person and whether with or without all or any part of the amount previously paid up on the share being credited as so paid up. The Directors may, if necessary,

authorise some person to execute an instrument of transfer of a forfeited or surrendered share to any person to whom the same has been sold, re-allotted or disposed of.

36. Rights and liabilities of members whose shares have been forfeited or surrendered

A person any of whose shares have been forfeited or surrendered shall cease to be a member in respect of the forfeited or surrendered shares and shall surrender to the Company for cancellation the certificate for the shares forfeited but shall, notwithstanding, be liable (unless payment is waived in whole or in part by the Directors) to pay to the Company all calls, instalments, interest, costs, charges and expenses owing upon or in respect of such share at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until payment at such rate (not exceeding 15 per cent, per annum) as the Directors shall think fit, in the same manner as if the share had not been forfeited or surrendered, and to satisfy all the claims and demands (if any) which the Company might have enforced in respect of the share at the time of forfeiture or surrender, without any deduction or allowance for the value of the share at the time of forfeiture or surrender.

37. Title to forfeited or surrendered shares

A statutory declaration by a Director or Secretary of the Company that a share has been duly forfeited or surrendered or sold to satisfy a lien of the Company in pursuance of these Articles, and stating the day when it was forfeited, surrendered or sold, shall, as against all persons claiming to be entitled to the share, be conclusive evidence of the facts therein stated, and such declaration, together with a certificate in respect of such share, delivered to a purchaser or allottee thereof shall (subject to the execution of any necessary transfer and sold note) constitute a good title to the share, and the new holder thereof shall be discharged from all calls made prior to such purchase or allotment and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any omission, irregularity in or invalidity of or relating to or connected with the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share.

TRANSFER OF SHARES

38. Form of transfer

A member may not transfer all or any of his shares otherwise than in accordance with these Articles and, subject thereto, every transfer must be:

(a) in writing and in the usual or common form, or in any other form which the Directors may approve;

(b) left at the Office, or at such other place as the Directors may determine, for registration; and

(c) accompanied by the certificate of the shares to be transferred and such other evidence (if any) as the Directors may reasonably require to prove the title of the intending transferor or his right to transfer the shares.

39. Execution

The instrument of transfer of a share shall be signed by or on behalf of the transferor and (unless the share is fully paid) by or on behalf of the transferee, and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in

respect thereof. Shares of different classes shall not be comprised in the same instrument of transfer.

40. Retention of instruments

(1) All instruments of transfer which shall be registered may be retained by the Company but any instrument of transfer which the Directors may refuse to register shall (except in any case where fraud or any other crime involving dishonesty is suspected in relation to such transfer) be returned to the person presenting the same.

(2) Subject as hereinafter provided the Company, if so authorised by a resolution of the Directors, shall be entitled to destroy:

(a) at any time after the expiration of six years from the date of registration thereof, all instruments of transfer of shares in the Company and all other documents transferring or purporting to transfer shares in the Company or representing or purporting to represent the right to be registered as the holder of shares in the Company on the faith of which entries have been made in the Register;

(b) at any time after the expiration of one year from the date of cancellation thereof, all registered share certificates which have been cancelled;

(c) at any time after the expiration of two years from the date of recording thereof, all dividend mandates and notifications of change of address; and

(d) at any time after the expiration of one year from the date of actual payment thereof, all paid dividend warrants and cheques.

(3) It shall be presumed conclusively in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made, that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered, that every share certificate so destroyed was a valid certificate duly and properly cancelled, that every other document mentioned above so destroyed was a valid and effective document in accordance with the particulars thereof recorded in the books and records of the Company and that every paid dividend warrant and cheque so destroyed was duly paid; provided always that:

(a) the provisions aforesaid shall apply only to the destruction of documents in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

(b) nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any other circumstances in which liability would not attach to the Company in the absence of this Article;

(c) references herein to the destruction of any documents include references to the disposal thereof in any manner.

41. Directors' power to refuse to register transfers

(1) The Directors may, subject to Article 41(2), in their absolute discretion and without assigning any reason therefor, decline to register any transfer of any share, whether or not is a fully paid share.

(2) Notwithstanding anything to the contrary contained in these Articles, the Directors shall not decline to register any transfer of shares, or unreasonably delay, or suspend the registration of any transfer of shares, where such transfer is to a relevant person. A certificate by a relevant person or any officer of a relevant person certifying that any share which is being transferred was or has been mortgaged or charged shall be conclusive evidence of that fact.

(3) For the purpose of these Articles, a "relevant person" means:

(a) any person to whom any share of the company has been mortgaged or charged; or

(b) any nominee, agent and/or trustee of a person referred to in (a) above; or

(c) any person who acquires any interest in any share of the Company from any of the persons referred to in (a) or (b) above.

42. Notice of refusal to register

If the Directors refuse to register any transfer of any share, they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferor and the transferee notice of the refusal.

43. No fee payable

No fee shall be charged for registration of a transfer or in respect of the registration of any probate, letters of administration, certificate of marriage or death, power of attorney or other document relating to or affecting the title to any shares or for making any entry in the Register affecting the title to any share.

44. Power to suspend registration of transfers

The registration of transfers of shares or of any class of shares may be suspended at such times and for such periods as the Directors may from time to time determine provided always that such registration shall not be suspended for more than thirty days in any year.

45. Renunciations

Nothing contained in these Articles shall preclude the Directors from recognising a renunciation of the allotment of any share by the allottee in favour of some other person.

TRANSMISSION OF SHARES

46. Transmission on death

In the case of the death of a member, the survivors or survivor where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole or only surviving holder, shall be the only person or persons recognised by the Company as having any title to his shares; but nothing herein contained shall release the estate of a deceased holder, whether sole or joint, from any liability in respect of any share solely or jointly held by him.

47. Registration of personal representative, Trustee in Bankruptcy, etc.

Any person becoming entitled to a share in consequence of the death or bankruptcy of a member or in consequence of the making in respect of a member of an order by any court having jurisdiction (whether in Hong Kong or elsewhere) in matters concerning mental disorder, may, upon producing such evidence of his title as the Directors shall require, and subject as herein provided, elect either to be registered himself as the holder of the share or to have some person nominated by him registered as the transferee thereof.

48. Notice of election to be registered

If the person so becoming entitled shall elect to be registered himself, he shall deliver or send to the Company a notice signed by him, stating that he so elects. All the provisions of these Articles relating to the transfer of shares shall apply to the notice as if it were an instrument of transfer executed by the person from whom the title by transmission is derived.

49. Registration of nominee

If the person so becoming entitled shall elect to have his nominee registered, he shall execute and deliver or send to the Company an instrument of transfer of the share to that person. All the provisions of these Articles relating to the transfer of shares shall apply to the instrument of transfer as if the event upon which the transmission took place had not occurred and it were an instrument of transfer executed by the person from whom the title by transmission is derived.

50. Rights of unregistered personal representative, Trustee in Bankruptcy, etc.

A person so becoming entitled shall have the right to receive and give a discharge for any dividends or other moneys payable in respect of the share, but he shall have no right (save as mentioned in Article 69) to receive notice of or to attend or vote at meetings of the Company or to any of the rights (other than the right to receive and give discharges for dividends or other moneys as aforesaid) or privileges of a member in respect of the share, unless and until he shall be registered as the holder thereof.

GENERAL MEETINGS

51. Annual General Meetings

The Company shall comply with the requirements of the Statutes regarding the holding of annual general meetings. Subject to such requirements, the Directors shall determine the date, time and place at which each annual general meeting shall be held.

52. Extraordinary General Meetings

All general meetings other than annual general meetings shall be called extraordinary general meetings.

53. Convening of Extraordinary General Meetings

(1) The Directors may convene an extraordinary general meeting whenever they think fit.

(2) Extraordinary general meetings may also be convened in accordance with Article 87 hereof.

(3) Extraordinary general meetings shall also be convened by the Directors on the requisition of members pursuant to the provisions of the Statutes.

NOTICE OF GENERAL MEETINGS

54. Notice of Meetings

Subject to section 116C of the Ordinance, at least 21 clear days' notice of every annual general meeting and of every extraordinary general meeting at which it is proposed to pass a special resolution, and at least 14 clear days' notice of every other extraordinary general meeting (in each case exclusive of the day on which the notice is served or deemed to be served and of the day for which it is given) shall be given in manner hereinafter mentioned to all members (other than those who, under the provisions of these Articles, are not entitled to receive such notices from the Company), to the Directors and to the Auditors, but the accidental omission to give such notice to, or the non-receipt of such notice by, any member or Director or the Auditors shall not invalidate any resolution passed or proceeding had at any such meeting.

55. What notice is to specify

(1) Every notice of meeting shall specify the place, the day and the time of the meeting and, in the case of special business, the general nature of such business. In the case of a meeting convened for passing a special resolution, the notice shall also specify the intention to propose the Resolution as a special resolution.

(2) In the case of an annual general meeting, the notice shall also specify the meeting as such.

(3) Every notice of meeting shall also state with reasonable prominence that a member entitled to attend and vote at the meeting may appoint one or more proxies to attend and vote thereat instead of him and that a proxy need not also be a member.

(4) Every notice of meeting shall also state the place where instruments of proxy are to be deposited if the Directors shall have determined such place to be other than at the Office.

PROCEEDINGS AT GENERAL MEETINGS

56. Special business and business of annual general meetings

All business shall be deemed special that is transacted at an extraordinary general meeting, and all business that is transacted at an annual general meeting shall also be deemed special with the exception of:

(a) declaring dividends;

(b) the consideration of the documents required by the Statutes to be comprised in the accounts to be laid before such meeting;

(c) the re-appointment of the retiring Auditors provided that they were last appointed to such office by the Company in general meeting; and

(d) the fixing of remuneration of the Auditors or determining the manner in which such remuneration is to be fixed.

57. Quorum

No business shall be transacted at any general meeting unless the requisite quorum is present when the meeting proceeds to business. Two members, present in person or by proxy and entitled to vote, shall be a quorum for all purposes. If the Company has only one member, one member present in person or by proxy shall be a quorum of a meeting of the Company.

58. **Adjournment if quorum not present**

If within 15 minutes from the time appointed for the holding of a general meeting a quorum be not present, the meeting shall stand adjourned to the same day in the next week (or if that day be a holiday, to the next working day thereafter), at the same time and place as the original meeting, or to such other day, and at such other time and place as the Directors may determine and the provisions of Article 60 as to notices and as to business to be transacted shall apply. If at such adjourned meeting a quorum is not present within 15 minutes from the time fixed for holding the meeting, the meeting shall be dissolved.

59. **Chairman**

The Chairman (if any) or failing him any Deputy Chairman of the Board of Directors (the senior in office taking precedence if more than one) or, failing him, one of the Directors appointed for that purpose by the Directors or, failing such appointment, by the members present, shall preside at every general meeting, but if no Director shall be present within 15 minutes after the time fixed for holding the same or, if none of the Directors present is willing to preside, the members present and entitled to vote shall choose one of their number to preside at the meeting.

60. **Adjournment**

With the consent of any meeting at which a quorum is present the chairman thereof may (and shall if so directed by the meeting) adjourn the same from time to time and from place to place. Whenever a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given in the same manner as of an original meeting. Save as aforesaid, no person shall be entitled to any notice of an adjournment or of the business to be transacted at an adjourned meeting. No business shall be transacted at any adjourned meeting other than the business which might have been transacted at the meeting from which the adjournment took place.

61. **Voting and demand for poll**

(1) At every general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or upon the declaration of the result of the show of hands) a poll be demanded by any member present in person or by proxy and entitled to vote.

(2) A poll demanded on the appointment of a chairman of the meeting and a poll demanded on a question of adjournment shall both be taken at the meeting immediately and without adjournment.

(3) A demand for a poll may, before the poll is taken, be withdrawn but only with the consent of the chairman of the meeting and the demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

(4) Unless a poll be so demanded (and the demand is not withdrawn), a declaration by the chairman of the meeting that a resolution has been carried, or has been carried by a particular majority, or lost, or not carried by a particular majority, shall be conclusive, and an entry to that effect in the books of proceedings of the Company shall be conclusive evidence thereof, without proof of the number or proportion of the votes recorded in favour of or against such resolution.

62. **How poll to be taken**

If a poll be demanded in manner aforesaid (and the demand is not withdrawn), it shall be taken at such time (either at the meeting at which the poll is demanded or within fourteen days after the said meeting) and place and in such manner as the chairman of the meeting shall direct and he may appoint scrutineers (who need not be members). The result of the poll shall be deemed to be a resolution of the meeting at which the poll was demanded.

63. **Continuance of business after demand for poll**

The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

64. **Casting vote**

In the case of an equality of votes, whether on a show of hands or on a poll, the chairman shall be entitled to a casting vote in addition to any other vote he may have.

VOTES OF MEMBERS

65. **Voting rights**

Subject to any special rights or restrictions as to voting for the time being attached to any shares and to the provisions of these Articles, on a show of hands every member who (being an individual) is present in person or (being a corporation) is present by a duly authorised representative or proxy not being himself a member, shall have one vote and, on a poll, every member who (being an individual) is present in person or by proxy or (being a corporation) is present by a duly authorised representative or proxy, shall have one vote for every share of which he is the holder.

66. **How votes may be given and who can act as proxy**

On a poll votes may be given either personally or by proxy and a member entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way. A proxy need not be a member of the Company and a member may appoint more than one proxy to attend on the same occasion.

67. **Representation of corporations which are members of the Company at meetings**

Any corporation which is a member of the Company may, by resolution of its directors or other governing body, authorise any person to act as its representative at any meeting of the Company or of any class of members of the Company; and such representative shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member present at the meeting in person, including (without limitation) power to vote on a show of hands or on a poll and to demand or concur in demanding a poll.

68. **Voting rights of joint holders**

Where there are joint registered holders of any share, any one of such persons may vote at any meeting either personally or by proxy in respect of such share as if he were solely entitled thereto, but so that, if more than one of such joint holders shall tender a vote on the same resolution, whether personally or by proxy, the vote of the senior who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of such share.

69. Voting rights of members incapable of managing their affairs

A member in respect of whom an order has been made by any Court having jurisdiction (whether in Hong Kong or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his receiver, curator bonis, or other person in the nature of a receiver or curator bonis appointed by such Court, and any such receiver, curator bonis or other person may, on a poll, vote by proxy, provided that such evidence as the Directors may require of the authority of the person claiming to vote as aforesaid shall have been produced at the Office or at such other place as the Directors may determine at least 48 hours before the time fixed for holding the meeting or adjourned meeting (as the case may be) at which such person proposes to vote as aforesaid and in default the right to vote shall not be exercisable.

70. Objections to admissibility of votes

No objection shall be raised as to the admissibility of any vote except at the meeting or adjourned meeting or poll at which the vote objected to is or may be given or tendered, and every vote not disallowed at such meeting or poll shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting, whose decision shall be final and conclusive.

71. Execution of proxies

The instrument appointing a proxy shall be in writing signed by the appointor, or his agent duly authorised in writing, or, if such appointor be a corporation, shalt either be executed under its common seal or be signed by some agent or officer duly authorised in that behalf. The Directors may, but shall not be bound to, require evidence of the authority of any such agent or officer. The signature on such instrument need not be witnessed,

72. Proxy may demand a poll

The instrument appointing a proxy shall be deemed also to confer authority to demand or concur in demanding a poll.

73. Form of proxy

An instrument appointing a proxy shall be in any usual or common form or any other form which the Directors shall from time to time approve or accept.

74. Deposit of proxies

(1) The instrument appointing a proxy shall be deposited at the Office (or at such other place as the Directors may determine) at least 48 hours before the time fixed for holding the meeting or, as the case may be, adjourned meeting (or, in the case of a poll, before the time appointed for the taking of the poll) at which the person named in such instrument proposes to vote or shall be delivered to the Secretary or the chairman of the meeting on the day and at the place, but before the start, of the meeting or adjourned meeting or poll.

(2) In the case of an instrument signed by an attorney of a member who is not a corporation, there shall also be deposited, in manner set out in paragraph (1) above, the authority under which such instrument is signed or a certified copy thereof.

(3) In the case of an instrument signed by an officer or agent of a corporation, there shall also be deposited, in manner set out in paragraph (1) above, the authority under which such instrument is signed, or a notarially certified copy thereof, or such other authorities or documents as shall be specified in the notice of the relevant meeting or in the notes to any instruments of proxy issued by the Company in connection with the relevant meeting.

(4) In the event of the documents required by the foregoing paragraphs not being so deposited, the person named in the instrument of proxy shall not be entitled to vote in respect thereof.

(5) No instrument of proxy shall be valid except for the meeting or meetings mentioned therein and any adjournment thereof.

75. Intervening death of principal etc. not to revoke proxy

A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the proxy or the authority under which the same was executed or (until entered in the Register) the transfer of the share in respect of which the vote is given, provided no intimation in writing of the death, insanity, revocation or transfer shall have been received at the Office (or at such other place at which the instrument of proxy was duly deposited) six hours at least before the time fixed for holding the meeting or adjourned meeting (or, in the case of a poll, before the time appointed for the taking of the poll) at which the vote is given or shall have been received by the Secretary or the chairman of the meeting on the day and at the place, but before the start, of the meeting or adjourned meeting or poll.

76. Written resolutions

(1) A resolution in writing signed or approved in writing by all the members for the time being entitled to receive notice of and attend and vote at general meetings or at a meeting of any class of members of the Company shall be as effective as if the same had been passed at a general meeting of the Company or at such class meeting (as the case may be), duly convened and held, and, where relevant, as a special resolution so passed, and may consist of several documents in the like form each signed or approved by one or more persons. In the case of a corporation the resolution may be signed or approved on its behalf by a Director or the Secretary thereof or by its duly appointed attorney or duly authorised representative.

(2) Where the Company has only one member and that member takes any decision that may be taken by the Company in general meeting and that has effect as if agreed by the Company in general meeting, that one member shall (unless that decision is taken by way of a written resolution) provide the Company with a written record of that decision within 7 days after the decision is made.

77. Conference meetings

(1) A general meeting or a meeting of any class of members of the Company may consist of a conference between members some or all of whom are in different places provided that each member who participates is able:

(a) to hear each of the other participating members addressing the meeting; and

(b) if he so wishes, to address all of the other participating members simultaneously,

whether directly, by conference telephone or by any other form of communications equipment (whether or not such equipment is available when this Article is adopted) or by a combination of those methods.

(2) A quorum is deemed to be present if those conditions are satisfied in respect of at least the number of members required to form a quorum.

(3) A meeting held in this way is deemed to take place at the place where the largest group of participating members is assembled or, if no such group is readily identifiable, at the place from where the chairman of the meeting participates.

(4) A resolution put to the vote of a meeting held in this way shall be decided by each member indicating to the chairman (in such manner as the chairman may direct) whether the member

votes in favour of or against the resolution or abstains.

(5) References in this Article to members shall include their duly appointed proxies and, in the case of corporate members, their duly authorised representatives.

DIRECTORS

78. Number of Directors

Unless otherwise determined by an ordinary resolution of the Company, the number of Directors shall not be less than two and there shall be no maximum number of Directors. The names of the first directors shall be determined in writing by the founder member of the Company.

79. Directors need not be members

A Director need not be a member of the Company but shall be entitled to receive notice of and to attend and speak at all general meetings of the Company and at all separate meetings of the holders of any class of shares of the Company.

80. Remuneration of Directors and expenses

(1) The ordinary remuneration of the Directors shall from time to time be determined by the Company in general meeting and such remuneration shall be divided among them in such proportion and manner as they may agree or, failing agreement, equally.

(2) The Directors shall also be paid out of the funds of the Company all their travelling, hotel and other expenses properly incurred by them in and about the discharge of their duties, including their expenses of travelling to and from meetings of the Directors, or committee meetings, or general meetings (subject always to the provisions of any agreement between the Company and any Director).

81. Special remuneration

The Directors may grant special remuneration to any Director who, being called upon, shall perform any special or extra services to or at the request of the Company. Such special remuneration may be made payable to such Director in addition to or in substitution for his ordinary remuneration (if any) as a Director, and may, without prejudice to the provisions of Article 88, be made payable by a lump sum or by way of salary, or commission on the dividends or profits of the Company or of any other company in which the Company is interested or other participation in any such profits or otherwise, or by any or all or partly by one and partly by another or other of those modes.

APPOINTMENT AND REMOVAL OF DIRECTORS

82. Appointment and removal of Directors by the Company

The first Directors of the Company shall be appointed in writing by the founder member of the Company or by ordinary resolution of the Company. Thereafter, the Company may by ordinary resolution elect any person to be a Director, either to fill a casual vacancy or by way of an addition to their number, but so that the total number of Directors shall not at any time exceed

any maximum number fixed by or in accordance with these Articles. The Company may by ordinary resolution remove any Director before the expiration of his period of office and may (subject to these Articles) by ordinary resolution appoint another person in his place.

83. The Directors' power to appoint additional Directors

The Directors may, at any time, and from time to time, appoint any person to be a Director, either to fill a casual vacancy or by way of addition to their number but so that the total number of Directors shall not exceed the maximum number (if any) fixed by or in accordance with these Articles.

DISQUALIFICATION OF DIRECTORS

84. Vacation of office of Director

The office of a Director shall ipso facto be vacated:

(a) if he ceases to be a Director by virtue of any provision of the Statutes or he is convicted of an indictable offence or he becomes prohibited by law from being a Director; or

(b) if he becomes bankrupt or a receiving order is made against him or he makes any arrangement or composition with his creditors generally; or

(c) if he is, or may be, suffering from mental disorder and an order is made by a court claiming jurisdiction in that behalf (whether in Hong Kong or elsewhere) in matters concerning mental disorder for his detention or for the appointment of a receiver, curator bonis or other person by whatever name called to exercise powers with respect to his property or affairs; or

(d) if he shall for more than six months have been absent without special leave of absence from the Directors from meetings of the Directors held during that period, and they pass a resolution that he has by reason of such absence vacated office; or

(e) if he serves on the Company notice of his wish to resign, in which event he shall ipso facto vacate office on the service of such notice on the Company or such later time as is specified in such notice; or

(f) if he is removed in the manner provided in Article 82; or

(g) if he is removed by ordinary resolution of the Company in accordance with the Statutes.

ALTERNATE DIRECTORS

85. Power to appoint alternate Directors

(1) Each Director (other than an alternate Director) shall have the power to appoint any other Director, any director of any holding company of the Company or of any other subsidiary of that holding company or any other person who is willing to act, to be an alternate Director, in his place, at any meeting of the Directors at which he is unable to be present, and at his discretion to remove such alternate Director.

(2) On such appointment being made the alternate Director shall (except as regards the power to appoint an alternate) be subject in all respects to the provisions, terms and conditions of these Articles existing with reference to the other Directors of the Company, and each alternate Director, whilst acting in the place of an absent Director, shall be entitled to exercise and discharge all the powers and duties of the Director he represents, but shall look to such Director solely for his remuneration as alternate Director.

(3) Any Director of the Company who is appointed an alternate Director shall be entitled to vote at a meeting of the Directors on behalf of the Director so appointing him as distinct from the vote to which he is entitled in his own capacity as a Director, and shall also be considered as two Directors for the purpose of making a quorum of Directors.

(4) Any person appointed as an alternate Director shall vacate his office as such alternate Director if and when the Director by whom he has been appointed vacates his office as Director or removes him by notice to the Company or upon the happening of any event which, if he were a Director, would cause him to vacate such office.

(5) Every instrument appointing or removing an alternate Director shall be in writing signed by the appointor (or in any other manner approved by the Directors) and shall be effective upon delivery at the Office or at a meeting of the Directors.

(6) Save as otherwise provided in these Articles, an alternate Director shall be deemed to be the agent of the Director who has appointed him and the appointing Director shall be vicariously liable for any acts, defaults or torts committed by his alternate Director while acting in the capacity of alternate Director

POWERS OF DIRECTORS

86. General powers of Directors to manage Company's business

(1) The business of the Company shall be managed by the Directors who may exercise all the powers of the Company to the extent that the same are not required by the Statutes or these Articles to be exercised by the Company in general meeting. Any exercise of such powers by the Directors shall be in accordance with the provisions of the Statutes and these Articles. No alteration of these Articles shall invalidate any prior act of the Directors which would have been valid if the same had not been passed or made.

(2) The general powers given by this Article shalt not be limited or restricted by any special authority or power given to the Directors by any other Article or by any resolution of the Company in general meeting.

87. Power to act notwithstanding vacancy

The continuing Directors or the sole continuing Director at any time may act notwithstanding any vacancy in their body; provided always that if the Directors shall at any time be reduced in number to less than the minimum number fixed by or in accordance with these Articles, it shall be lawful for him or them to act as Director(s) for the purpose of filling up vacancies in their body or convening general meetings of the Company or of the holders of any class of shares in the Company, but not for any other purpose. If there shall be no Director able or willing to act, then any two members, or one member if the Company has only one member, may summon a general meeting for the purpose of appointing Directors.

88. Pensions, etc.

(1) The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to, any persons who are or shall have been at any time Directors of the Company or in the employment or service of the Company or of any company which is or was a subsidiary of or associated with the Company or of the predecessors in business of the Company or any such subsidiary or associated company or the wives, widows, families, relatives or dependants of any such persons.

(2) The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well-being of the Company or of any such other company as aforesaid, or its members, and may make or procure payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees for charitable or benevolent objects or for any exhibition or for any public, general or useful object.

(3) Without prejudice to the generality of the foregoing paragraphs of this Article, the Directors may exercise any of the powers conferred by the Statutes to make provision for the benefit of any such persons as aforesaid in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any of its subsidiaries.

(4) The Directors may procure any of the matters aforesaid to be done by the Company either alone or in conjunction with any other company.

BORROWING POWERS

89. Power to borrow money

Subject as hereinafter provided, the Directors may exercise all the powers of the Company to borrow money, and to mortgage or charge the whole or any part of its undertaking, property and assets (both present and future) and uncalled capital and (subject, to the extent applicable, to the provisions of the Statutes) to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

DIRECTORS INTERESTS, ETC.

90. Power of Directors to hold offices of profit and to contract with Company

(1) A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract (being a contract of significance in relation to the Company's business) with the Company shall, if his interest in such contract or proposed contract is material, declare the nature of his interest at a meeting of the Directors in accordance with the provisions of the Statutes applicable thereto. In relation to any such matter a Director may notwithstanding his interest vote and be taken into account for the purposes of a quorum and may retain for his own absolute use and benefit all profits and advantages accruing to him.

(2) No Director or intending Director shall be disqualified by his office from contracting with the Company, either with regard to his tenure of any office or position in the management, administration or conduct of the business of the Company or as vendor, purchaser or otherwise, nor (subject to the interest of the Director being duly declared) shall any contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shalt any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

(3) Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, provided that nothing herein contained shall authorise a Director or his firm to act as Auditors of the Company.

(4) Any Director may continue to be or become a member or director of, or hold any other office or place of profit under, any other company in which the Company may be interested, and no such Director shall be accountable for any dividend, remuneration, superannuation payment or other benefits received by him as a member or director of, or holder of any other office or place of profit under, any such other company. The Directors may exercise the voting powers conferred by the shares in any company held or owned by the Company or exercisable by them as directors of such other company in such manner in all respects as they think fit (including the exercise thereof in favour of any resolution appointing themselves or any of them directors or officers of such company, or voting or providing for the payment of remuneration, superannuation payments or other benefits to the directors or officers of such company).

(5) The Company may by ordinary resolution suspend or relax the provisions of this Article to any extent or ratify any transaction not duly authorised by reason of a contravention of this Article.

PROCEEDINGS OF DIRECTORS

91. Board meetings, quorum and voting

The Directors may meet together for the despatch of business, adjourn and otherwise regulate their meetings as they think fit and may determine the quorum necessary for the transaction of business. Until otherwise determined by the Directors, a majority of the Directors, (or one if the Company has only one Director), shall be a quorum. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

92. Notice of meetings

A Director may at any time, and, on the request of any Director, the Secretary shall, call a meeting of the Directors. Notice of meetings of the Directors shall be given to all Directors and to any alternate Directors appointed by them.

93. Chairman or Deputy-Chairman to preside

The Chairman, or failing him any Deputy-Chairman (the senior in office taking precedence, if more than one be present), shall, if present and willing, preside at all meetings of the Directors, but if no such Chairman or Deputy-Chairman be appointed, or if he be not present within five minutes after the time fixed for holding the meeting or is unwilling to act as chairman of such meeting, the Directors present shall choose one of their number to act as chairman of such meeting and the Director so chosen shall preside at such meeting accordingly

94. Competence of board meetings

A meeting of the Directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions for the time being vested in or exercisable by the Directors generally,

95. Power to appoint Committees

The Directors may from time to time appoint committees consisting of such member or members of their body as they think fit, and may delegate any of their powers to any such committee, and from time to time revoke any such delegation and discharge any such committee wholly or in part. Any committee so formed shall, in the exercise of the powers so delegated, conform to any regulations that may from time to time be imposed upon it by the Directors.

96. Procedure at Committee meetings

Subject to Article 95, committees may meet and adjourn as they think proper. Questions arising at any meeting shall be determined by a majority of votes of the members present and, in the case of an equality of votes, the chairman of a meeting shall have a second or casting vote.

97. Resolutions in writing and conference meetings

(1) A resolution in writing signed or approved in writing by all the Directors entitled to notice of a meeting of the Directors or by all the members of a committee for the time being shall be as valid and effectual as if it had been passed at a meeting of the Directors or, as the case may be, such committee duly called and constituted. Such resolution may be contained in one document or in several documents in like form, each signed or approved by one or more of the said Directors or the said members of the committee concerned. For the purpose of this Article the signature or approval of an alternate director (if any) shall suffice in place of the signature of the Director appointing him.

(2) (a) a meeting of the Directors or of a committee of the Directors may consist of a conference between Directors or members of the committee some or all of whom are in different places provided that each Director, or as the case may be, member of the committee who participates is able:

(i) to hear each of the other participating Directors or members of the committee addressing the meeting; and

(ii) if he so wishes, to address all of the other participating Directors or members of the committee simultaneously,

whether directly, by conference telephone or by any other form of communications equipment (whether or not such equipment is available when this Article is adopted) or by a combination of those methods.

(b) a quorum is deemed to be present if those conditions are satisfied in respect of at least the number of Directors or members of the committee required to form a quorum; and

(c) a meeting held in this way is deemed to take place at the place where the largest group of participating Directors or, as the case may be, members of the committee is assembled or, if no such group is readily identifiable, at the place from where the chairman of the meeting participates.

(3) Where the Company has only one Director and that Director takes any decision that may be taken in a meeting of the Directors and that has effect as if agreed in a meeting of the Directors, that one Director shall (unless that decision is taken by way of a written resolution) provide the Company with a written record of that decision within 7 days after the decision is made.

98. Validity of acts of Directors so appointed

All acts bona fide done by any meeting of the Directors, or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified or had vacated office or were not entitled to vote, be as valid as if every such person had been duly appointed and qualified to be a Director and had continued to be a Director and had been entitled to vote.

99. Minutes

The Directors shall cause minutes to be made in books provided for the purpose:

(a) of all appointments of officers made by the Directors;

(b) of the names of all the Directors present at each meeting of the Directors and of any committee of Directors; and

(c) of all resolutions and proceedings of all meetings of the Company and of any class of members, and of the Directors and of any committee of Directors

and any such minutes as aforesaid, if purporting to be signed by the chairman of the meeting at which such appointments were made or such Directors were present or such resolutions were passed or proceedings held (as the case may be), or by the chairman of the next succeeding meeting of the Company or Directors or committee (as the case may be), shall be sufficient evidence without any further proof of the facts therein stated.

CHAIRMAN, DEPUTY-CHAIRMAN, MANAGING DIRECTOR, ETC.

100. Appointment

The Directors may from time to time appoint one or more of their number to any office or employment under the Company (including, but without limitation, that of Chairman, Deputy-Chairman, Managing Director or Joint Managing Director) for such period and on such terms as they think fit, and may also permit any person appointed to be a Director to continue in any office or employment held by him before he was so appointed. The Directors may also from time to time (without prejudice to any claim for damages for breach of any agreement between him or them and the Company) remove him or them from office and appoint another or others in his place or their places.

101. Remuneration of Director so appointed

The remuneration and other terms and conditions of appointment of a Director appointed to any office or employment under the Company pursuant to the last preceding Article shall from time to time (without prejudice to the provisions of any agreement between him and the Company) be fixed by the Directors, and may (without prejudice to the provisions of Article 88) be by way

of fixed salary or commission on the dividends or profits or turnover of the Company or of any other company in which the Company is interested or other participation in any such profits or otherwise or by any or all or partly by one and partly by another or others of those modes.

102. Powers and duties of Directors so appointed

The Directors may, from time to time, entrust to and confer upon a Director appointed to any office or employment pursuant to Article 100 such of the powers exercisable under these Articles by the Directors as they may think fit, and may confer such powers for such time, and to be exercised for such objects and purposes, and upon such terms and conditions, and with such restrictions, as they may consider expedient, and may confer such powers collaterally with, or to the exclusion of, and in substitution for, all or any of the powers of the Directors in that behalf; and may from time to time revoke, withdraw, alter or vary all or any of such powers.

LOCAL MANAGEMENT

103. Power to appoint local managers

The Directors may, from time to time, provide for the management and transaction of the affairs of the Company in or from any specified locality, whether in Hong Kong or elsewhere, in such manner as they think fit, and the provisions contained in the two next following Articles shall be without prejudice to the general powers conferred by this Article.

104. Power to appoint attorney

The Directors may, at any time, and from time to time, by power of attorney under the Seal, appoint any person to be the attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as the Directors may from time to time think fit, and such appointment may (if the Directors think fit) be made in favour of any body corporate, or of the members, directors, nominees or managers of any body corporate or unincorporate, or otherwise in favour of any fluctuating body of persons, whether nominated directly or indirectly by the Directors, and any such power of attorney may contain such powers for the protection or convenience of persons dealing with such attorney as the Directors may think fit.

105. Power to sub-delegate

Any such delegate or attorney as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities or discretions for the time being vested in him.

SECRETARY

106. Appointment of Secretary

The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may (without prejudice to any claim for damages for breach of any contract between him and the Company) be removed by them. A sole Director shall not be the Secretary of the Company. The Company shall not have as Secretary a body corporate the sole Director of which is the sole Director of the Company. The first Secretary is the person named as the Secretary in the incorporation form submitted in respect of the Company pursuant to Section 14A.

107. **Dual capacity**

A provision of the Statutes or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

108. **Assistant Secretary**

The Directors may, at any time and from time to time, appoint any person to be Assistant Secretary and anything required or authorised to be done by or to the Secretary may be done by or to any Assistant Secretary so appointed; and any Assistant Secretary may (without prejudice to any claim for damages for breach of any contract between him and the Company) be removed by the Directors.

SEAL

109. **Seal**

(1) The Directors shall provide for the safe custody of the Seal and the Company may exercise the powers conferred by the Statutes with regard to having an official seal for use in any territory outside Hong Kong, and such powers shall be vested in the Directors. Whenever in these Articles reference is made to the Seal the reference shall, when and so far as may be applicable, be deemed to include any such official seal as aforesaid.

(2) The Seal shall not be affixed to any instrument, except by the general or special authority of a resolution of the Directors, or of a committee of the Directors authorised in that behalf. The Directors may from time to time make such regulations as they think fit (subject to the provisions of these Articles) determining the persons and the number of such persons who shall sign every instrument to which the Seal is affixed. Until otherwise so determined, every such instrument shall be signed by any one Director or the Secretary or any one or more persons authorised for the purpose by the Directors, and, in favour of any purchaser or person bona fide dealing with the Company, the signatures of such persons shall be conclusive evidence of the fact that the Seal has been properly affixed.

(3) Every certificate of shares, debentures, debenture stock or representing any other form of security of the Company (other than letters of allotment, receipts for securities or certificates of deposit) shall be issued under the Seal or under any official seal kept by the Company pursuant to section 73(A) of the Ordinance.

(4) Each certificate to which the Seal shall be affixed shall bear the autographic signature of at least one Director or the Secretary or any one or more other persons authorised for the purpose by the Directors, provided that the Directors may by resolution determine (either generally or in any particular case or cases) that such signatures shall be dispensed with, or shall be affixed by means of some method or system of mechanical signature.

(5) Each certificate to which such official seal as is referred to in paragraph(3) of this Article shall be affixed need not bear any signatures.

AUTHENTICATION OF DOCUMENTS

110. Any Director or the Secretary or any person appointed by the Directors for the purpose shall have power to authenticate any documents affecting the constitution of the Company and any resolutions passed by the Company or the Directors or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies thereof or extracts therefrom as true copies or extracts; and where any books, records, documents or accounts are elsewhere than at the Office the local manager or other officer of the Company having the custody thereof shall be deemed to be a person appointed by the Directors as aforesaid. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or of the Directors or any committee which is certified as aforesaid shall be conclusive evidence in favour of all persons dealing with the Company upon the faith thereof that such resolution has been duly passed or, as the case may be, that any minute so extracted is a true and accurate record of proceedings at a duly constituted meeting.

DIVIDENDS

111. Application of profits in payment of dividends

Subject to the provisions of the Statutes and of these Articles and to any rights, privileges or restrictions for the time being attached to any shares in the capital of the Company having preferential or special rights in regard to dividend, the profits of the Company which it shall from time to time be determined to distribute by way of dividend shall be applied in payment of dividends upon the shares of the Company in proportion to the amounts paid up thereon respectively otherwise than in advance of calls, provided that if any share be issued upon terms providing that it shall rank for dividend as from or after a particular date, or be entitled to dividends declared or paid after a particular date, such share shall rank for or be entitled to dividend accordingly.

112. Declaration of dividends

Subject to the provisions of the Statutes the Company may, from time to time, by ordinary resolution, declare a dividend to be paid to the members, according to their rights and interests in the profits, and may fix the time for payment of such dividend.

113. No larger dividend than recommended by Directors

No larger dividend shall be declared than is recommended by the Directors, but the Company may by ordinary resolution declare a smaller dividend.

114. Fixed and interim dividends

(1) Subject to the provisions of the Statutes, if and to the extent that the Directors think fit and the position of the Company in their opinion justifies such payment, the Directors may declare and pay dividends on shares carrying an entitlement to fixed dividends in accordance with the rights attached thereto and may also from time to time declare and pay interim dividends on shares of any class of such amounts and on such dates and in respect of such periods as they think fit.

(2) Provided that the Directors act bona fide, they shall not incur any responsibility to the holders of shares conferring a preference for any damage that they may suffer by reason of the payment

of a dividend on any shares not ranking pail passu or in priority thereto in respect of dividends.

115. **Unclaimed dividends**

All unclaimed dividends may be invested or otherwise made use of by the Directors as they shall think fit, until the same be claimed and so that the Company shall not thereby be constituted as a trustee in respect thereof and any dividend unclaimed after a period of six years from the date for payment of such dividend shall be forfeited and shall revert to the Company.

116. **No interest payable on dividends etc.**

No dividend or other moneys payable on or in respect of a share in the capital of the Company shall bear interest against the Company.

117. **Power to satisfy dividend in specie, fractional certificates and cash adjustments**

With the sanction of an ordinary resolution of the Company and upon the recommendation of the Directors any dividend may be paid and satisfied, either wholly or in part, by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, or partly in one way and partly in another or others, and where any difficulty arises in regard to the distribution, the Directors may settle the same as they think expedient, and in particular they may issue fractional certificates, and may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees upon such trusts for the persons entitled to the dividend as may seem expedient to the Directors.

118. **Deduction of debts due to Company**

The Directors may deduct from any dividend or other moneys payable in respect of any shares held by a member, either alone or jointly with any other member, all such sums of money (if any) as may be presently due and payable by him, either alone or jointly with any other person, to the Company in relation to shares of the Company.

119. **Moneys payable by cheque**

Any moneys payable in respect of any share (whether by way of return of capital, dividend, interest or otherwise) may (unless otherwise directed by the member or other person entitled thereto) be paid by cheque or warrant sent through the post to the registered address of such member or person entitled thereto, or, in the case of joint holders, to the registered address of that one whose name stands first in the Register in respect of the joint holding, and (unless otherwise directed as aforesaid) every cheque or warrant so sent shall be made payable to the order of the person to whom it is sent, and the Company shall not be responsible for any loss in transmission, and payment of the cheque or warrant shall be a good discharge to the Company.

RESERVES

120. **Power to provide for depreciation and carry profits to reserve**

The Directors may, before recommending any dividend, write off such sums as they think proper for depreciation, and carry forward in the revenue accounts any profits as they think should not be divided, and may also set aside out of profits of the Company such sum or sums as they think proper as a reserve or reserves, which shall at the discretion of the Directors be applicable for meeting contingencies, for the gradual liquidation of any debt or liability of the Company, or for repairing, maintaining or adding to the property of the Company, or for such other purposes as the Directors shall, in their absolute discretion, think fit, and pending any such application may, at the discretion of the Directors, either be employed in

the business of the Company, or be invested in such investments (other than shares in the Company) as the Directors may from time to time think fit.

121. Reserves

The Directors may establish such reserve accounts and may divide the Company's reserves into such special funds as they may think fit. The Directors may also carry forward any profits which they may think prudent not to divide without placing the same to reserves.

CAPITALISATION OF RESERVES, ETC.

122. Capitalisation of reserves

(1) The Company may at any time and from time to time, upon the recommendation of the Directors, by ordinary resolution resolve that any sum not required for the payment or provision of any fixed preferential dividend and standing, at the time the ordinary resolution is passed or, if such resolution is conditional, at the time it becomes unconditional, to the credit of any reserve accounts of the Company (including Share Premium Account and Capital Redemption Reserve) or to the credit of profit and loss account (whether or not the same be available for distribution) be capitalised, and that such sum be appropriated as capital to and amongst the holders of ordinary shares in the capital of the Company in proportion to the nominal amount of the ordinary shares held by them respectively at the time the ordinary resolution is passed or, if such resolution is conditional, at the time it becomes unconditional or at such other time as may be stipulated in such resolution, and that the Directors shall in accordance with such resolution apply such sum in paying up in full or in part any unissued shares or debentures of the Company on behalf of such holders of ordinary shares in the capital of the Company, and appropriate such shares or debentures to and distribute the same credited as fully or partly paid up amongst such holders of ordinary shares in the capital of the Company in the proportions aforesaid in satisfaction of their shares and interests in the said capitalised sum, or shall apply such sum or any part thereof on behalf of such holders of ordinary shares in the capital of the Company in paying up the whole or part of any amounts which shall for the time being be unpaid in respect of any issued shares in the Company held by them respectively, or otherwise deal with such sum as directed by such resolution; provided that:

(a) any sum standing to the credit of any Share Premium Account or Capital Redemption Reserve may only be applied in paying up unissued shares to be allotted as fully paid up; and

(b) any, sum not available for distribution in accordance with the Statutes may only be applied in paying up in full or in part unissued shares to be allotted as fully or partly paid up.

(2) Where any difficulty arises in respect of any such distribution, the Directors may settle the same as they think expedient, and in particular they may make such provisions as they think proper for the case of shares or debentures becoming distributable in fractions (including, but without limitation, provisions for the issue of fractional certificates, for the sale and distribution of the proceeds of sale of shares or debentures representing such fractions, and provisions whereby the benefit of fractional entitlements accrue to the Company rather than the members concerned) and further the Directors may fix the value for distribution of any fully paid-up shares or debentures, make cash payment to any shareholders on the footing of the value so fixed in order to adjust rights, and vest any shares or debentures in trustees upon such trusts for the persons entitled to share in the distribution as may seem just and expedient to the Directors. When deemed requisite, a proper contract for the allotment and acceptance of any shares or debentures to be distributed as aforesaid shall be executed and (if necessary) filed in accordance with any applicable provisions of the Statutes, and the Directors may appoint any person to sign such contract on behalf of the persons entitled to share in the distribution, and such appointment shall be effective, and the contract may provide for the acceptance by such persons of the shares or

debentures to be allotted to them respectively in satisfaction of their claims in respect of the sum so distributed, and any such contract shall be effective and binding on all such persons.

ACCOUNTS

123. Directors to keep proper accounting records

The Directors shall cause proper accounting records of the Company to be kept and the provisions of the Statutes in this regard shall be complied with.

124. Where accounting records to be kept

The accounting records shall be kept at the Office, or, subject to section 121(3) of the Ordinance, at such other place as the Directors shall think fit, and shall always be open to the inspection of the Directors.

125. Inspection of records

The Directors shall, from time to time, determine whether in any particular case, or class of cases, or generally, and at what times, and places, and under what conditions or regulations, the accounting records of the Company, or any of them, shall be open to the inspection of the members, and no member, not being a Director, shall have any right of inspecting any account, book or document of the Company, except as conferred by law or authorised by the Directors or by any ordinary resolution of the Company, nor shall any such member be entitled to require or receive any information concerning the business, trading or customers of the Company, or any trade secret of or secret process used by the Company.

126. Balance sheet and profit and loss accounts.

(1) The Directors shall, from time to time, in accordance with the Statutes, cause to be prepared and to be laid before the annual general meeting of the Company such profit and loss accounts, balance sheets, group accounts (if any), reports of the Directors and of the Auditors and other documents (if any) as are required by the Statutes. Each balance sheet shall be signed on behalf of the Directors by two of their number, or one (if the Company has only one Director).

(2) A copy of the said balance sheet, accounts, reports and other documents (if any) shall, not less than 21 days before the meeting, be delivered or sent by post to the registered address of every member and debenture holder of the Company, or in the case of a joint holding to that member or debenture holder (as the case may be) whose name stands first in the appropriate Register in respect of the joint holding. The Auditors' report shall be read at the meeting. No accidental non-compliance with the provisions of this Article shall invalidate the proceedings at the meeting.

AUDIT

127. Provisions of Statutes regarding Auditors

(1) The provisions of the Statutes as to the appointment, powers, rights, remuneration and duties of the Auditors shall be complied with and, subject to the provisions of the Statutes, all acts done by any person acting as an auditor of the Company shall, as regards all persons dealing in good faith with the Company, be valid, notwithstanding that there was some defect in his appointment or that he was at the time of his appointment, or subsequently became, disqualified.

(2) An auditor of the Company shall be entitled to attend any general meeting and to receive all notices of and other communications relating to any general meeting which any member is entitled to receive and to be heard at any general meeting on any part of the business of the meeting which concerns him as Auditor.

NOTICES

128. Notices to be in writing

Any notice to be given to or by any person pursuant to these Articles shall be in writing except that a notice calling a meeting of the Directors need not be in writing.

129. Service of notices

A notice or other document may be served by the Company upon any member either personally or by facsimile transmission or telex, or by sending it by mail, postage prepaid (and, in any case where the registered address of a member is outside Hong Kong, by prepaid airmail), addressed to such member at his registered address. Any such facsimile transmission shall be deemed duly served only if it is confirmed by telex or by mail as aforesaid served within seven days of such transmission.

130. Registered address of member

Each member shall, from time to time, notify in writing to the Company some place which shall be deemed his registered address for the purposes of the last preceding Article.

131. Notice to joint holders

All notices directed to be given to the members shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the Register in respect of such share, and notice so given shall be sufficient notice to all the holders of such share.

132. Service on Company

Any summons, notice, order or other document required to be sent to or served upon the Company, or upon any officer of the Company, may be sent or served by facsimile transmission or telex, or by leaving the same or sending it by mail, postage prepaid (and, if posted outside Hong Kong, by prepaid airmail), addressed to the Company or to such officer at the Office.

133. **Proof of postage to be sufficient proof of service**

(1) Any notice or other document, if sent by facsimile transmission or telex, shall be deemed to have been served on the day on which such facsimile transmission or telex was transmitted, provided (in the case of a facsimile transmission) it is confirmed as provided in Article 129 and (in the case of a telex) the answerback is received.

(2) Any notice or other document, if sent by mail, postage prepaid, to a registered address in Hong Kong, shall be deemed to have been served on the day following that on which the letter, envelope, or wrapper containing the same is put into the post, or, if sent by prepaid airmail, shall be deemed to have been served on the fifth day following that on which the letter, envelope or wrapper containing the same was put into the post. In proving such service it shall be sufficient to prove that the letter, envelope or wrapper containing the notice or document was properly addressed and put into the post as prepaid mail or prepaid airmail (as the case may be).

134. **Members present at meeting deemed to have received due notice**

Any member present, either personally or by proxy, at any meeting of the Company or class of members of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

135. **Successors in title to be bound by notices to predecessors**

Every person who, by operation of law, transfer or any other means whatsoever, shall become entitled to any shares shall be bound by every notice in respect of such shares which previously to his name and address being entered in the Register shall be duly given to the person from whom he derives his title to such shares.

136. **Service of notice to be sufficient notwithstanding death of member served**

Any notice or document served upon or sent to, or left at the registered address or notified facsimile transmission or telex number of, any member in pursuance of these Articles, shall, notwithstanding that such member be then deceased or bankrupt and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any share held by such member, whether held solely or jointly with other persons, until some other person be registered instead of him as the holder or joint holder of such share, and such service shall, for all purposes of these Articles, be deemed a sufficient service of such notice or document on his executors, administrators or assigns, and all persons (if any) jointly interested with him in such share.

137. **Signature on notices**

The signature on any notice to be given by the Company may be written or printed.

WINDING UP

138. **Directors' power to present winding-up petition**

The Directors shall have power in the name and on behalf of the Company to present a petition to the Court for the Company to be wound up.

139. Rule for division of assets in liquidation

If the Company shall be wound up, the surplus assets remaining after payment of all creditors shall be divided among the members in proportion to the capital which at the commencement of the winding up is paid up, or ought to have been paid up, on the shares held by them respectively and, if such surplus assets shall be insufficient to repay the whole of the paid-up capital, they shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up, or which ought to have been paid up, at the commencement of the winding up on the shares held by them respectively. But this Article is to be subject to the rights attached to any shares which may be issued on special terms or conditions.

140. Powers to distribute in specie

If the Company shall be wound up the Liquidator (whether voluntary or official) may, with the sanction of a special resolution of the Company, divide among the members in specie any part of the assets of the Company, or vest any part of the assets of the Company in trustees upon such trusts for the benefit of the members or any of them as the resolution shall provide. Any such resolution may provide for and sanction a distribution of any specific assets amongst different classes of members otherwise than in accordance with their existing rights.

141. Members abroad to give address for service

In the event of a winding up of the Company every member of the Company who is not for the time being in Hong Kong shall be bound, within 14 days after the passing of an effective resolution to wind up the Company voluntarily, or within the like period after the making of an order for the winding up of the Company, to serve notice on the Company appointing some person resident in Hong Kong upon whom all summonses, notices, processes, orders and judgements in relation to or under the winding up of the Company may be served, and in default of such nomination the Liquidator of the Company shall be at liberty on behalf of such member to appoint some such person, and service upon any such appointee shall be deemed to be a good personal service on such member for all purposes, and where the Liquidator makes any such appointment he shall, with all convenient speed, give notice thereof to such member by advertisement in any leading Hong Kong daily newspaper, or by a letter sent by registered or recorded delivery post and addressed to such member at his registered address, and such notice shall be deemed to be served on the day following that on which the advertisement appears or the letter is posted.

INDEMNITY AND INSURANCE

142. Indemnity of Directors and officers

(1) Subject to the provisions of the Statutes, every Director, Auditor, Secretary or other officer of the Company shall be entitled to be indemnified by the Company against any liability incurred by him:

(a) in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted; or

(b) in connection with any application under section 358 of the Ordinance in which relief is granted to him by the court.

(2) The Company may purchase and maintain for any Director, Auditor, Secretary or other officer of the Company:

(a) insurance against any liability to the Company, a related company or any other party in respect of any negligence, default, breach of duty of trust (save for fraud) of which he may be guilty in relation to the Company or a related company; and

(b) insurance against any liability incurred by him in defending any proceedings, whether civil or criminal, taken against him for any negligence, default, breach of duty or breach of trust (including fraud) of which he may be guilty in relation to the Company or a related company.

* * * * *

No. 1818513

THE COMPANIES ORDINANCE

Company Limited by Shares

MEMORANDUM

– and –

ARTICLES OF ASSOCIATION

(as amended by special resolution passed on
26 July *2020)*

of

SunPower Corporation Limited

Incorporated on 30 October 2012

CERTIFIED TRUE COPY

Name: Diana Xiaobing MA
Position: Director
Date: 27/07/2020

Company No.: 1818513

THE COMPANIES ORDINANCE

(CHAPTER 622)

SPECIAL RESOLUTION

OF

SunPower Corporation Limited

PASSED ON THE 26TH DAY OF JULY 2020

By resolutions in writing of the sole member of SunPower Corporation Limited (the "**Company**") pursuant to article 76 of the articles of association of the Company and the Companies Ordinance (Cap. 622 of the Laws of Hong Kong) passed on 26 July 2020, the following resolution was duly passed as special resolutions of the Company:-

"**THAT** the Articles of Association of the Company be amended as follows:

1. **ARTICLE 16A**

The following new Article 16A is to be inserted immediately after Article 16 as follows:

"16A. Article 16 shall not apply to any share or any interest or right relating to any share that is registered in the name of, or held or purported to be held on trust by or for, or has been mortgaged or charged in favour of, any relevant person."

2. **ARTICLE 41**

Article 41 is to be deleted in its entirety and is to be replaced by the following:

"41. **Directors' power to refuse to register transfers**

(1) The Directors may, subject to Article 41(2), in their absolute discretion and without assigning any reason therefor, decline to register any transfer of any share, whether or not is a fully paid share.

(2) Notwithstanding anything to the contrary contained in these Articles, the Directors shall not decline to register any transfer of shares, or unreasonably delay, or suspend the registration of any transfer of shares, where such transfer is to a relevant person. A certificate by a relevant person or any officer of a relevant person certifying that any share which is being transferred was or has been mortgaged or charged shall be conclusive evidence of that fact.

(3) For the purpose of these Articles, a "**relevant person**" means:

(a) any person to whom any share of the company has been mortgaged or charged; or

(b) any nominee, agent and/or trustee of a person referred to in (a) above; or

(c) any person who acquires any interest in any share of the Company from any of the persons referred to in (a) or (b) above."

(Sd.) Jerry William Waters
For and on behalf of
Maxeon Solar Technologies, Ltd.
(formerly known as
Maxeon Solar Technologies, Pte. Ltd.)

THE COMPANIES ORDINANCE

Company Limited by Shares

MEMORANDUM OF ASSOCIATION

OF

SunPower Corporation Limited

1. The name of the Company is SunPower Corporation Limited.

2. The registered office of the Company will be situated in Hong Kong.

3. The Company has the capacity and the rights, powers and privileges of a natural person.

4. The liability of the members is limited.

5. [deleted]

The share capital and initial shareholdings on the Company's formation are as follows:-

NAME OF FOUNDER MEMBER	Number of Shares taken by each Founder Member	Total amount of Share Capital
SunPower Corporation	ONE SHARE	HKD1.00

THE COMPANIES ORDINANCE

Company Limited by Shares

ARTICLES OF ASSOCIATION

(as amended by special resolution passed on 26 July 2020)

OF

SunPower Corporation Limited

INTRODUCTORY

1. **Table A not to apply**

The regulations in Table A in the First Schedule to the predecessor Companies Ordinance (Chapter 32) shall not apply to the Company.

INTERPRETATION

2. **Interpretation**

(1) In these Articles the words standing in the first column of the following table shall bear the meanings set opposite to them respectively in the second column thereof, if not inconsistent with the subject or context:

WORDS	MEANINGS
Appointment	includes election (and appoint includes elect);
Articles	these articles of association, as originally adopted, or as from time to time altered in accordance with the Statutes;
Auditors	the auditors for the time being of the Company;
Directors	the directors for the time being of the Company;
In writing	written, printed, typewritten or telexed or transmitted by facsimile, or visibly expressed in any other mode of representing or reproducing words, or partly one and partly another;
Month	calendar month;
Office	the registered office for the time being of the Company;
Ordinance	the predecessor Companies Ordinance (Chapter 32 of the Laws of Hong Kong), as amended from time to time;
Paid up	includes credited as paid up;
Register	the register of members of the Company (including any branch register kept in accordance with the Statutes);
Seal	the common seal of the Company or any official seal that the Company may have in accordance with the Statutes;
Statutes	the Ordinance and every other ordinance for the time being in force concerning companies and affecting the Company;
Year	the year from 1st January to 31st December, inclusive.

(2) Subject as aforesaid, any words defined in the Statutes shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

(3) Unless inconsistent with the subject or context, words importing the singular number shall include the plural number and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include corporations and bodies of persons.

(4) The expression the "Secretary" shall (subject to the provisions of the Statutes) include a joint, assistant or deputy Secretary and any person appointed by the Directors to perform any of the duties of the Secretary.

(5) The headings are inserted for convenience only and shall not affect the construction of these Articles.

(6) A special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under any provision of these Articles.

(7) References in these Articles to any statutory provision shall be construed as including references to:

(a) any statutory modification or re-enactment thereof;

(b) all subsidiary legislation, regulations or orders made pursuant thereto; and

(c) any statutory provisions of which such statutory provision is a re-enactment or modification.

PRIVATE COMPANY

3. Private Company

The Company is a private company and accordingly:

(a) the right to transfer shares in the Company shall be restricted in the manner provided by these Articles;

(b) the number of members of the Company (not including persons who are in the employment of the Company and persons who, having been formerly in the employment of the Company, were while in that employment, and have continued after the determination of that employment to be, members of the Company) is limited to fifty; provided that, where two or more persons hold one or more shares in the Company jointly, they shall, for the purposes of this paragraph, be treated as a single member; and

(c) no invitation shall be made to the public to subscribe for any shares or debentures of the Company.

4. Office

The Office shall be at such place in Hong Kong as the Directors shall from time to time appoint.

INCREASE OF CAPITAL

5. Company may increase its capital

The Company may from time to time, by ordinary resolution, whether or not all the shares for the time being authorised shall have been issued, or all the shares for the time being issued shall have been fully paid up, increase its capital by the creation of new shares of such amount as may be deemed expedient.

6. Rights attached to new shares

Any resolution of the Company creating any new shares in the capital of the Company may, subject to the Statutes and without prejudice to the rights and privileges attached to any then existing shares in the capital, specify rights and privileges to be attached to such new shares and restrictions to which they shall be subject and may (subject to the Statutes) provide that the same are to be issued on terms that they are, or at the option of the holder or the Company are liable, to be redeemed and set out the terms on and the manner in which redemption of the same may be effected.

7. New shares considered as original capital

Subject to any direction or determination that may be given or made in accordance with the powers contained in these Articles, all shares created on any increase of capital shall be subject to the provisions contained herein with reference to the payment of calls, transfer, transmission, forfeiture, lien and otherwise as if they had been part of the original capital.

ALTERATION OF CAPITAL

8. Power to consolidate, sub-divide and cancel shares

(1) The Company may, from time to time, by ordinary resolution:

(a) consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;

(b) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled; and

(c) by sub-division of its existing shares or any of them, divide its share capital or any part thereof into shares of smaller amount than is fixed by its memorandum of association, so, however, that in the sub-division the proportion between the amount paid up and the amount (if any) not paid up on each such share of smaller amount shall be the same as it was in the case of the share from which it was derived. Any resolution whereby any share is sub-divided may determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may have such preferred or other special rights, or may have such qualified or deferred rights or be subject to such restrictions, as compared with the other or others, as the Company has power to attach to new shares,

(2) Anything done in pursuance of this Article shall be done in any manner provided, and subject to any conditions imposed, by the Statutes, so far as they shall be applicable, and, so far as they

shall not be applicable, in accordance with the terms of the resolution authorising the same, and, so far as such resolution shall not be applicable, in such manner as the Directors deem most expedient.

9. **Reduction of capital**

Subject to the provisions of the Statutes and these Articles, the Company may by special resolution reduce its share capital, any capital redemption reserve and any share premium account in any way.

PURCHASE OF OWN SHARES

10. **Purchase of own shares**

(1) Subject to sections 49 to 49S of the Ordinance, the Company may purchase its own shares (including any redeemable shares).

(2) Subject to sections 491 to 490 of the Ordinance, the Company may make a payment in respect of the redemption or purchase of its own shares otherwise than out of the distributable profits of the company or the proceeds of a fresh issue of shares.

VARIATION OF RIGHTS

11. **Variation of rights**

(1) Whenever the capital of the Company is divided into different classes of shares, all or any of the special rights or privileges attached to any class may be varied or abrogated, either with the consent in writing of holders of three-fourths in nominal value of the issued shares of that class or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of that class (but not otherwise), and may be so varied or abrogated either whilst the Company is a going concern or during or in contemplation of a winding up. To every such separate general meeting all the provisions of these articles relating to general meetings of the Company or to the proceedings thereat shall apply mutatis mutandis, except that:

(a) the necessary quorum at any such meeting (other than an adjourned meeting) shall be two persons holding or representing by proxy not less than one-third in nominal amount of the issued shares of the class, and if the Company has only one member, the one member present in person or by proxy shall be quorum at any such separate general meeting of the Company;

(b) at an adjourned meeting the necessary quorum shall be one person holding shares of the class or his proxy;

(c) the holders of shares of the class shall, on a poll, have one vote in respect of every share of the class held by them respectively; and

(d) a poll may be demanded by any one holder of shares of the class whether present in person or by proxy.

(2) For the purposes of this provision any particular issue of shares not carrying the same rights (whether as to rate of dividend, redemption or otherwise) as any other shares for the time being

in issue, shall be deemed to constitute a separate class of shares.

12. Shares at the disposal of the Directors

All unissued shares shall (subject to any contract binding on the Company, the Statutes, these Articles and any resolution of the Company pursuant thereto) be at the disposal of the Directors, who may (subject to the provisions of any such contract, the Statutes, these Articles and any such resolution):

(a) allot (with or without conferring a right of renunciation), grant options over or otherwise deal with or dispose of the same to such persons, at such times and generally on such terms as they think proper; and

(b) issue the same with such rights and privileges attached thereto and subject to such restrictions as they may determine and, in particular, such shares may be issued with a preferential, qualified or deferred right to dividends and/or in the distribution of assets of the Company and with or without any right of voting (whether special or not) and any share may be issued on terms that it is, or at the option of the Company or the holder is liable, to be redeemed and the terms on and the manner in which redemption of the same may be effected may be determined by the Directors.

13. Allotments etc. of shares

The Company shall duly comply with any provisions of the Statutes regarding the allotment, issue and paying up of share capital.

14. Power to pay commission and brokerage

(1) The Company may pay a commission to any person in consideration of his subscribing, or agreeing to subscribe, whether absolutely or conditionally, or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the capital of the Company, but such commission shall not exceed the limits permitted by the Statutes. Any such commission may be paid in cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may, in addition to, or in lieu of, such commission, in consideration of any person so subscribing or agreeing to subscribe, or of his procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company, confer on any such person an option to call within a specified time for a specified number or amount of shares in the Company at a specified price not being less than par. The payment or agreement to pay a commission or the conferring of an option shall be in the discretion of the Directors on behalf of the Company and subject to the provisions of the Statutes.

(2) The Company may also pay such brokerage as may be lawful.

15. Joint holders

The Company shall not be bound to register more than four persons as joint holders of any share (except in the case of executors or administrators of a deceased member), and any one of such registered joint holders may give effective receipts for any dividend or other moneys payable in respect of such share.

16. Exclusion of equities

Except as otherwise required by law or these Articles and notwithstanding any information received by the Company, no person shall be recognised by the Company as holding any share

upon any trust and the Company shall not be bound in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share, or any interest in any fractional part of a share, or any other right in respect of any share, except an absolute right to the entirety thereof in the registered holder.

16A. Article 16 shall not apply to any share or any interest or right relating to any share that is registered in the name of, or held or purported to be held on trust by or for, or has been mortgaged or charged in favour of, any relevant person

CERTIFICATES

17. Issue of certificates

Every member shall be entitled, without payment, to receive within two months after allotment or lodgment of transfer, duly stamped and otherwise valid, (or within such other period as the conditions of issue may provide) a certificate for all his shares in any particular class, provided that:

(a) in the event of a member transferring part of the shares represented by a certificate in his name, a new certificate in respect of the balance thereof shall be issued in his name without payment;

(b) in the case of joint holders, the Company shall not be bound to issue more than one certificate for all the shares in any particular class registered in their joint names, and delivery of a certificate for a share to any one of several joint holders thereof shall be sufficient delivery to all; and

(c) the provisions of Article 109 concerning the sealing of certificates shall be complied with whenever share certificates are issued.

18. Replacement of certificates

If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new share certificate representing the same shares may be issued to the holder upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) subject to compliance with such conditions as to evidence and indemnity as the Directors may think fit and (in either case) to the payment of any exceptional expenses of the Company incidental to its investigation of the evidence of such alleged loss, theft or destruction.

CALLS ON SHARES

19. Directors may make calls

The Directors may, subject to any conditions of allotment, from time to time make such calls upon the members in respect of all moneys unpaid on their shares as they think fit, provided that, except as otherwise fixed by the conditions of application or allotment, seven days' notice at least is given of each call, and each member shall be liable to pay the amount of every call so made upon him to the persons and at the times and places appointed by the Directors. Any call may be made payable in one sum or by instalments and may be revoked or postponed as the Directors may determine. A person upon whom a call is made shall remain liable therefor notwithstanding the subsequent transfer of the shares in respect whereof the call is made.

20. **Time when made**

A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

21. **Liability of joint holders**

The joint holders of a share shall be jointly and severally liable for the payment of all calls and instalments in respect thereof.

22. **Interest on calls**

If a call or instalment payable in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the amount is due shall pay interest on the amount of the call or instalment, from the day appointed for payment to the day of actual payment, at such rate (not exceeding 15 per cent. per annum) as the Directors shall from time to time determine, and shall also pay all costs, charges and expenses which the Company may have incurred or become liable for in order to procure payment of or in consequence of the non-payment of such call or instalment but the Directors shall be at liberty to waive payment of such interest, costs, charges and expenses, wholly or in part.

23. **Sums due on allotment etc. to be treated as calls**

Any sum which by the conditions of allotment of a share is made payable on allotment, or at any fixed time, or by instalments at any fixed times, shall for all purposes of these Articles be deemed to be a call duly made and payable on the date or dates fixed for payment and, in case of non-payment, the provisions of these Articles as to payment of interest and expenses, forfeiture and the like, and all other relevant provisions of the Statutes or of these Articles shall apply as if such sum were a call duly made and notified as hereby provided.

24. **Power to differentiate**

The Directors may make arrangements on any issue of shares for a difference between the holders of such shares in the amounts and times of payment of calls on their shares.

25. **Payment of calls in advance**

The Directors may, if they think fit, receive from any member willing to advance the same all or any part of the moneys payable upon his shares beyond the sum actually called up thereon and, upon all or any of the moneys so paid in advance, or so much thereof as exceeds the amount for the time being called up on the shares in respect of which such advance has been made, the Directors may pay or allow interest at such rate (not exceeding 15 per cent per annum) as may be agreed upon between the Directors and the member paying such sum in advance, in addition to the dividend payable upon such part of the shares in respect of which such advance has been made as is actually called up. The Directors may also at any time repay the amount so advanced upon giving to such member one month's notice.

26. **Rights suspended if payment in arrear**

No member shall be entitled to receive any dividend, or (save as proxy for another member) to be present or vote at any general meeting, either personally or by proxy, or to exercise any privilege as a member, or be reckoned in a quorum in respect of any share held by him (whether alone or jointly with any other person) if and so long as he shall have defaulted in payment of any call or other sum for the time being due and payable on such share or any interest or

expenses (if any) payable in connection therewith.

LIEN ON SHARES

27. Company to have lien on partly paid shares

(1) The Company shall have a first and paramount lien and charge on all the shares not fully paid up, registered in the name of a member (whether solely or jointly with others), for any amount payable in respect of such shares. Such lien shall extend to all dividends and other moneys from time to time declared or payable in respect of such shares.

(2) Unless otherwise agreed, the registration of a transfer of shares shall operate as a waiver of the Company's lien (if any) on such shares.

(3) The Directors may resolve that any share or shares shall for some specified period be exempt, in whole or in part, from the provisions of this Article.

28. Sale of shares subject to lien

(1) For the purpose of enforcing such lien, the Directors may sell all or any of the shares subject thereto in such manner as they may think fit, but no sale shall be made until:

(a) the date for payment of the amount referred to in paragraph (1) of the preceding Article shall have arrived;

(b) a notice demanding payment of the said amount and giving notice of intention to sell in default shall have been served in accordance with these Articles on such member or the person (if any) entitled by transmission to the shares; and

(c) default in such payment shall have been made by him for 14 days after such notice.

(2) The net proceeds of any such sale, after payment of the costs, shall be applied in or towards satisfaction of the said amount, and the residue (if any) shall (subject to a like lien for debts or liabilities not presently payable as existed upon the shares prior to the sale) be paid to the member or the person (if any) entitled by transmission to the shares.

29. Purchaser protected

To give effect to any such sale as aforesaid the Directors may authorise some person to execute an instrument of transfer of the shares sold to, or in accordance with the directions of, the purchaser and a sold note in respect thereof and may enter the purchaser's name in the Register as holder of the shares, and the purchaser shall not be bound to see to the regularity or validity of or be affected by any irregularity in or invalidity of the proceedings or be bound to see to the application of the purchase money and the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

FORFEITURE OF SHARES

30. Notice of unpaid calls

If any member fails to pay the whole or any part of any call or instalment on or before the day appointed for the payment thereof, the Directors may, at any time thereafter during such time as the call or instalment or any part thereof remains unpaid, serve a notice on him, requiring him to pay such call or instalment, or such part thereof as remains unpaid, together with any accrued interest and any costs, charges and expenses incurred by the Company by reason of such non-payment.

31. Notice to state time and place for payment

The notice shall name a further day, being not less than 14 days from the date of such notice, on or before which such call or instalment, or part thereof as aforesaid, and all such interest and costs, charges and expenses as aforesaid are to be paid. It shall also name the place where payment is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the share in respect of which such call was made or instalment is payable will be liable to be forfeited.

32. Forfeiture on non-compliance with notice

If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may, at any time thereafter before payment of all calls or instalments, interest, costs, charges and expenses due in respect thereof has been made, be forfeited by a resolution of the Directors to that effect. Every forfeiture shall include all dividends declared in respect of the forfeited share, and not actually paid before the forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

33. Notice of forfeiture to be given

When any share has been forfeited in accordance with these Articles, notice of the forfeiture shall forthwith be given to the holder of the share, or the person entitled to the share by transmission, as the case may be, and an entry of such notice having been given, and of the forfeiture, with the date thereof, shall forthwith be made in the Register opposite to the entry of the share; but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or to make such entry as aforesaid.

34. Power to annul forfeiture or surrender

Notwithstanding any such forfeiture as aforesaid, the Directors may, at any time before the forfeited or surrendered share has been sold, re-allotted or otherwise disposed of, annul the forfeiture or surrender upon payment of all calls and interest due upon and costs, charges and expenses incurred in respect of the share, and upon such further conditions (if any) as they may think fit.

35. Sale of forfeited or surrendered shares

Every share which shall be forfeited or surrendered shall thereupon be deemed for the purposes of this Article to be the property of the Company, and (subject to the provisions of the Statutes) may be sold, re-allotted or otherwise disposed of, upon such terms and in such manner as the Directors shall think fit either to the person who was before the forfeiture the holder of such share or to any other person and whether with or without all or any part of the amount previously paid up on the share being credited as so paid up. The Directors may, if necessary,

authorise some person to execute an instrument of transfer of a forfeited or surrendered share to any person to whom the same has been sold, re-allotted or disposed of.

36. **Rights and liabilities of members whose shares have been forfeited or surrendered**

A person any of whose shares have been forfeited or surrendered shall cease to be a member in respect of the forfeited or surrendered shares and shall surrender to the Company for cancellation the certificate for the shares forfeited but shall, notwithstanding, be liable (unless payment is waived in whole or in part by the Directors) to pay to the Company all calls, instalments, interest, costs, charges and expenses owing upon or in respect of such share at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until payment at such rate (not exceeding 15 per cent, per annum) as the Directors shall think fit, in the same manner as if the share had not been forfeited or surrendered, and to satisfy all the claims and demands (if any) which the Company might have enforced in respect of the share at the time of forfeiture or surrender, without any deduction or allowance for the value of the share at the time of forfeiture or surrender.

37. **Title to forfeited or surrendered shares**

A statutory declaration by a Director or Secretary of the Company that a share has been duly forfeited or surrendered or sold to satisfy a lien of the Company in pursuance of these Articles, and stating the day when it was forfeited, surrendered or sold, shall, as against all persons claiming to be entitled to the share, be conclusive evidence of the facts therein stated, and such declaration, together with a certificate in respect of such share, delivered to a purchaser or allottee thereof shall (subject to the execution of any necessary transfer and sold note) constitute a good title to the share, and the new holder thereof shall be discharged from all calls made prior to such purchase or allotment and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any omission, irregularity in or invalidity of or relating to or connected with the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share.

TRANSFER OF SHARES

38. **Form of transfer**

A member may not transfer all or any of his shares otherwise than in accordance with these Articles and, subject thereto, every transfer must be:

(a) in writing and in the usual or common form, or in any other form which the Directors may approve;

(b) left at the Office, or at such other place as the Directors may determine, for registration; and

(c) accompanied by the certificate of the shares to be transferred and such other evidence (if any) as the Directors may reasonably require to prove the title of the intending transferor or his right to transfer the shares.

39. **Execution**

The instrument of transfer of a share shall be signed by or on behalf of the transferor and (unless the share is fully paid) by or on behalf of the transferee, and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in

respect thereof. Shares of different classes shall not be comprised in the same instrument of transfer.

40. Retention of instruments

(1) All instruments of transfer which shall be registered may be retained by the Company but any instrument of transfer which the Directors may refuse to register shall (except in any case where fraud or any other crime involving dishonesty is suspected in relation to such transfer) be returned to the person presenting the same.

(2) Subject as hereinafter provided the Company, if so authorised by a resolution of the Directors, shall be entitled to destroy:

(a) at any time after the expiration of six years from the date of registration thereof, all instruments of transfer of shares in the Company and all other documents transferring or purporting to transfer shares in the Company or representing or purporting to represent the right to be registered as the holder of shares in the Company on the faith of which entries have been made in the Register;

(b) at any time after the expiration of one year from the date of cancellation thereof, all registered share certificates which have been cancelled;

(c) at any time after the expiration of two years from the date of recording thereof, all dividend mandates and notifications of change of address; and

(d) at any time after the expiration of one year from the date of actual payment thereof, all paid dividend warrants and cheques.

(3) It shall be presumed conclusively in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made, that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered, that every share certificate so destroyed was a valid certificate duly and properly cancelled, that every other document mentioned above so destroyed was a valid and effective document in accordance with the particulars thereof recorded in the books and records of the Company and that every paid dividend warrant and cheque so destroyed was duly paid; provided always that:

(a) the provisions aforesaid shall apply only to the destruction of documents in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

(b) nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any other circumstances in which liability would not attach to the Company in the absence of this Article;

(c) references herein to the destruction of any documents include references to the disposal thereof in any manner.

41. Directors' power to refuse to register transfers

(1) The Directors may, subject to Article 41(2), in their absolute discretion and without assigning any reason therefor, decline to register any transfer of any share, whether or not is a fully paid share.

(2) Notwithstanding anything to the contrary contained in these Articles, the Directors shall not decline to register any transfer of shares, or unreasonably delay, or suspend the registration of any transfer of shares, where such transfer is to a relevant person. A certificate by a relevant

person or any officer of a relevant person certifying that any share which is being transferred was or has been mortgaged or charged shall be conclusive evidence of that fact.

(3) For the purpose of these Articles, a "relevant person" means:

(a) any person to whom any share of the company has been mortgaged or charged; or

(b) any nominee, agent and/or trustee of a person referred to in (a) above; or

(c) any person who acquires any interest in any share of the Company from any of the persons referred to in (a) or (b) above.

42. Notice of refusal to register

If the Directors refuse to register any transfer of any share, they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferor and the transferee notice of the refusal.

43. No fee payable

No fee shall be charged for registration of a transfer or in respect of the registration of any probate, letters of administration, certificate of marriage or death, power of attorney or other document relating to or affecting the title to any shares or for making any entry in the Register affecting the title to any share.

44. Power to suspend registration of transfers

The registration of transfers of shares or of any class of shares may be suspended at such times and for such periods as the Directors may from time to time determine provided always that such registration shall not be suspended for more than thirty days in any year.

45. Renunciations

Nothing contained in these Articles shall preclude the Directors from recognising a renunciation of the allotment of any share by the allottee in favour of some other person.

TRANSMISSION OF SHARES

46. Transmission on death

In the case of the death of a member, the survivors or survivor where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole or only surviving holder, shall be the only person or persons recognised by the Company as having any title to his shares; but nothing herein contained shall release the estate of a deceased holder, whether sole or joint, from any liability in respect of any share solely or jointly held by him.

47. Registration of personal representative, Trustee in Bankruptcy, etc.

Any person becoming entitled to a share in consequence of the death or bankruptcy of a member or in consequence of the making in respect of a member of an order by any court having jurisdiction (whether in Hong Kong or elsewhere) in matters concerning mental disorder, may, upon producing such evidence of his title as the Directors shall require, and subject as herein provided, elect either to be registered himself as the holder of the share or to have some person nominated by him registered as the transferee thereof.

48. Notice of election to be registered

If the person so becoming entitled shall elect to be registered himself, he shall deliver or send to the Company a notice signed by him, stating that he so elects. All the provisions of these Articles relating to the transfer of shares shall apply to the notice as if it were an instrument of transfer executed by the person from whom the title by transmission is derived.

49. Registration of nominee

If the person so becoming entitled shall elect to have his nominee registered, he shall execute and deliver or send to the Company an instrument of transfer of the share to that person. All the provisions of these Articles relating to the transfer of shares shall apply to the instrument of transfer as if the event upon which the transmission took place had not occurred and it were an instrument of transfer executed by the person from whom the title by transmission is derived.

50. Rights of unregistered personal representative, Trustee in Bankruptcy, etc.

A person so becoming entitled shall have the right to receive and give a discharge for any dividends or other moneys payable in respect of the share, but he shall have no right (save as mentioned in Article 69) to receive notice of or to attend or vote at meetings of the Company or to any of the rights (other than the right to receive and give discharges for dividends or other moneys as aforesaid) or privileges of a member in respect of the share, unless and until he shall be registered as the holder thereof.

GENERAL MEETINGS

51. Annual General Meetings

The Company shall comply with the requirements of the Statutes regarding the holding of annual general meetings. Subject to such requirements, the Directors shall determine the date, time and place at which each annual general meeting shall be held.

52. Extraordinary General Meetings

All general meetings other than annual general meetings shall be called extraordinary general meetings.

53. Convening of Extraordinary General Meetings

(1) The Directors may convene an extraordinary general meeting whenever they think fit.

(2) Extraordinary general meetings may also be convened in accordance with Article 87 hereof.

(3) Extraordinary general meetings shall also be convened by the Directors on the requisition of members pursuant to the provisions of the Statutes.

NOTICE OF GENERAL MEETINGS

54. Notice of Meetings

Subject to section 116C of the Ordinance, at least 21 clear days' notice of every annual general meeting and of every extraordinary general meeting at which it is proposed to pass a special resolution, and at least 14 clear days' notice of every other extraordinary general meeting (in each case exclusive of the day on which the notice is served or deemed to be served and of the day for which it is given) shall be given in manner hereinafter mentioned to all members (other than those who, under the provisions of these Articles, are not entitled to receive such notices from the Company), to the Directors and to the Auditors, but the accidental omission to give such notice to, or the non-receipt of such notice by, any member or Director or the Auditors shall not invalidate any resolution passed or proceeding had at any such meeting.

55. What notice is to specify

(1) Every notice of meeting shall specify the place, the day and the time of the meeting and, in the case of special business, the general nature of such business. In the case of a meeting convened for passing a special resolution, the notice shall also specify the intention to propose the Resolution as a special resolution.

(2) In the case of an annual general meeting, the notice shall also specify the meeting as such.

(3) Every notice of meeting shall also state with reasonable prominence that a member entitled to attend and vote at the meeting may appoint one or more proxies to attend and vote thereat instead of him and that a proxy need not also be a member.

(4) Every notice of meeting shall also state the place where instruments of proxy are to be deposited if the Directors shall have determined such place to be other than at the Office.

PROCEEDINGS AT GENERAL MEETINGS

56. Special business and business of annual general meetings

All business shall be deemed special that is transacted at an extraordinary general meeting, and all business that is transacted at an annual general meeting shall also be deemed special with the exception of:

(a) declaring dividends;

(b) the consideration of the documents required by the Statutes to be comprised in the accounts to be laid before such meeting;

(c) the re-appointment of the retiring Auditors provided that they were last appointed to such office by the Company in general meeting; and

(d) the fixing of remuneration of the Auditors or determining the manner in which such remuneration is to be fixed.

57. Quorum

No business shall be transacted at any general meeting unless the requisite quorum is present when the meeting proceeds to business. Two members, present in person or by proxy and entitled to vote, shall be a quorum for all purposes. If the Company has only one member, one member present in person or by proxy shall be a quorum of a meeting of the Company.

58. Adjournment if quorum not present

If within 15 minutes from the time appointed for the holding of a general meeting a quorum be not present, the meeting shall stand adjourned to the same day in the next week (or if that day be a holiday, to the next working day thereafter), at the same time and place as the original meeting, or to such other day, and at such other time and place as the Directors may determine and the provisions of Article 60 as to notices and as to business to be transacted shall apply. If at such adjourned meeting a quorum is not present within 15 minutes from the time fixed for holding the meeting, the meeting shall be dissolved.

59. Chairman

The Chairman (if any) or failing him any Deputy Chairman of the Board of Directors (the senior in office taking precedence if more than one) or, failing him, one of the Directors appointed for that purpose by the Directors or, failing such appointment, by the members present, shall preside at every general meeting, but if no Director shall be present within 15 minutes after the time fixed for holding the same or, if none of the Directors present is willing to preside, the members present and entitled to vote shall choose one of their number to preside at the meeting.

60. Adjournment

With the consent of any meeting at which a quorum is present the chairman thereof may (and shall if so directed by the meeting) adjourn the same from time to time and from place to place. Whenever a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given in the same manner as of an original meeting. Save as aforesaid, no person shall be entitled to any notice of an adjournment or of the business to be transacted at an adjourned meeting. No business shall be transacted at any adjourned meeting other than the business which might have been transacted at the meeting from which the adjournment took place.

61. Voting and demand for poll

(1) At every general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or upon the declaration of the result of the show of hands) a poll be demanded by any member present in person or by proxy and entitled to vote.

(2) A poll demanded on the appointment of a chairman of the meeting and a poll demanded on a question of adjournment shall both be taken at the meeting immediately and without adjournment.

(3) A demand for a poll may, before the poll is taken, be withdrawn but only with the consent of the chairman of the meeting and the demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

(4) Unless a poll be so demanded (and the demand is not withdrawn), a declaration by the chairman of the meeting that a resolution has been carried, or has been carried by a particular majority, or lost, or not carried by a particular majority, shall be conclusive, and an entry to that effect in the books of proceedings of the Company shall be conclusive evidence thereof, without proof of the number or proportion of the votes recorded in favour of or against such resolution.

62. How poll to be taken

If a poll be demanded in manner aforesaid (and the demand is not withdrawn), it shall be taken at such time (either at the meeting at which the poll is demanded or within fourteen days after the said meeting) and place and in such manner as the chairman of the meeting shall direct and he may appoint scrutineers (who need not be members). The result of the poll shall be deemed to be a resolution of the meeting at which the poll was demanded.

63. Continuance of business after demand for poll

The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

64. Casting vote

In the case of an equality of votes, whether on a show of hands or on a poll, the chairman shall be entitled to a casting vote in addition to any other vote he may have.

VOTES OF MEMBERS

65. Voting rights

Subject to any special rights or restrictions as to voting for the time being attached to any shares and to the provisions of these Articles, on a show of hands every member who (being an individual) is present in person or (being a corporation) is present by a duly authorised representative or proxy not being himself a member, shall have one vote and, on a poll, every member who (being an individual) is present in person or by proxy or (being a corporation) is present by a duly authorised representative or proxy, shall have one vote for every share of which he is the holder.

66. How votes may be given and who can act as proxy

On a poll votes may be given either personally or by proxy and a member entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way. A proxy need not be a member of the Company and a member may appoint more than one proxy to attend on the same occasion.

67. Representation of corporations which are members of the Company at meetings

Any corporation which is a member of the Company may, by resolution of its directors or other governing body, authorise any person to act as its representative at any meeting of the Company or of any class of members of the Company; and such representative shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member present at the meeting in person, including (without limitation) power to vote on a show of hands or on a poll and to demand or concur in demanding a poll.

68. Voting rights of joint holders

Where there are joint registered holders of any share, any one of such persons may vote at any meeting either personally or by proxy in respect of such share as if he were solely entitled thereto, but so that, if more than one of such joint holders shall tender a vote on the same resolution, whether personally or by proxy, the vote of the senior who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of such share.

69. Voting rights of members incapable of managing their affairs

A member in respect of whom an order has been made by any Court having jurisdiction (whether in Hong Kong or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his receiver, curator bonis, or other person in the nature of a receiver or curator bonis appointed by such Court, and any such receiver, curator bonis or other person may, on a poll, vote by proxy, provided that such evidence as the Directors may require of the authority of the person claiming to vote as aforesaid shall have been produced at the Office or at such other place as the Directors may determine at least 48 hours before the time fixed for holding the meeting or adjourned meeting (as the case may be) at which such person proposes to vote as aforesaid and in default the right to vote shall not be exercisable.

70. Objections to admissibility of votes

No objection shall be raised as to the admissibility of any vote except at the meeting or adjourned meeting or poll at which the vote objected to is or may be given or tendered, and every vote not disallowed at such meeting or poll shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting, whose decision shall be final and conclusive.

71. Execution of proxies

The instrument appointing a proxy shall be in writing signed by the appointor, or his agent duly authorised in writing, or, if such appointor be a corporation, shall either be executed under its common seal or be signed by some agent or officer duly authorised in that behalf. The Directors may, but shall not be bound to, require evidence of the authority of any such agent or officer. The signature on such instrument need not be witnessed,

72. Proxy may demand a poll

The instrument appointing a proxy shall be deemed also to confer authority to demand or concur in demanding a poll.

73. Form of proxy

An instrument appointing a proxy shall be in any usual or common form or any other form which the Directors shall from time to time approve or accept.

74. Deposit of proxies

(1) The instrument appointing a proxy shall be deposited at the Office (or at such other place as the Directors may determine) at least 48 hours before the time fixed for holding the meeting or, as the case may be, adjourned meeting (or, in the case of a poll, before the time appointed for the taking of the poll) at which the person named in such instrument proposes to vote or shall be delivered to the Secretary or the chairman of the meeting on the day and at the place, but before the start, of the meeting or adjourned meeting or poll.

(2) In the case of an instrument signed by an attorney of a member who is not a corporation, there shall also be deposited, in manner set out in paragraph (1) above, the authority under which such instrument is signed or a certified copy thereof.

(3) In the case of an instrument signed by an officer or agent of a corporation, there shall also be deposited, in manner set out in paragraph (1) above, the authority under which such instrument is signed, or a notarially certified copy thereof, or such other authorities or documents as shall be specified in the notice of the relevant meeting or in the notes to any instruments of proxy issued by the Company in connection with the relevant meeting.

(4) In the event of the documents required by the foregoing paragraphs not being so deposited, the person named in the instrument of proxy shall not be entitled to vote in respect thereof.

(5) No instrument of proxy shall be valid except for the meeting or meetings mentioned therein and any adjournment thereof.

75. Intervening death of principal etc. not to revoke proxy

A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the proxy or the authority under which the same was executed or (until entered in the Register) the transfer of the share in respect of which the vote is given, provided no intimation in writing of the death, insanity, revocation or transfer shall have been received at the Office (or at such other place at which the instrument of proxy was duly deposited) six hours at least before the time fixed for holding the meeting or adjourned meeting (or, in the case of a poll, before the time appointed for the taking of the poll) at which the vote is given or shall have been received by the Secretary or the chairman of the meeting on the day and at the place, but before the start, of the meeting or adjourned meeting or poll.

76. Written resolutions

(1) A resolution in writing signed or approved in writing by all the members for the time being entitled to receive notice of and attend and vote at general meetings or at a meeting of any class of members of the Company shall be as effective as if the same had been passed at a general meeting of the Company or at such class meeting (as the case may be), duly convened and held, and, where relevant, as a special resolution so passed, and may consist of several documents in the like form each signed or approved by one or more persons. In the case of a corporation the resolution may be signed or approved on its behalf by a Director or the Secretary thereof or by its duly appointed attorney or duly authorised representative.

(2) Where the Company has only one member and that member takes any decision that may be taken by the Company in general meeting and that has effect as if agreed by the Company in general meeting, that one member shall (unless that decision is taken by way of a written resolution) provide the Company with a written record of that decision within 7 days after the decision is made.

77. Conference meetings

(1) A general meeting or a meeting of any class of members of the Company may consist of a conference between members some or all of whom are in different places provided that each member who participates is able:

(a) to hear each of the other participating members addressing the meeting; and

(b) if he so wishes, to address all of the other participating members simultaneously,

whether directly, by conference telephone or by any other form of communications equipment (whether or not such equipment is available when this Article is adopted) or by a combination of those methods.

(2) A quorum is deemed to be present if those conditions are satisfied in respect of at least the number of members required to form a quorum.

(3) A meeting held in this way is deemed to take place at the place where the largest group of participating members is assembled or, if no such group is readily identifiable, at the place from where the chairman of the meeting participates.

(4) A resolution put to the vote of a meeting held in this way shall be decided by each member indicating to the chairman (in such manner as the chairman may direct) whether the member

votes in favour of or against the resolution or abstains.

(5) References in this Article to members shall include their duly appointed proxies and, in the case of corporate members, their duly authorised representatives.

DIRECTORS

78. Number of Directors

Unless otherwise determined by an ordinary resolution of the Company, the number of Directors shall not be less than two and there shall be no maximum number of Directors. The names of the first directors shall be determined in writing by the founder member of the Company.

79. Directors need not be members

A Director need not be a member of the Company but shall be entitled to receive notice of and to attend and speak at all general meetings of the Company and at all separate meetings of the holders of any class of shares of the Company.

80. Remuneration of Directors and expenses

(1) The ordinary remuneration of the Directors shall from time to time be determined by the Company in general meeting and such remuneration shall be divided among them in such proportion and manner as they may agree or, failing agreement, equally.

(2) The Directors shall also be paid out of the funds of the Company all their travelling, hotel and other expenses properly incurred by them in and about the discharge of their duties, including their expenses of travelling to and from meetings of **the** Directors, or committee meetings, or general meetings (subject always to the provisions of any agreement between the Company and any Director).

81. Special remuneration

The Directors may grant special remuneration to any Director who, being called upon, shall perform any special or extra services to or at the request of the Company. Such special remuneration may be made payable to such Director in addition to or in substitution for his ordinary remuneration (if any) as a Director, and may, without prejudice to the provisions of Article **88**, be made payable by a lump sum or by way of salary, or commission on the dividends or profits of the Company or of any other company in which the Company is interested or other participation in any such profits or otherwise, or by any or all or partly by one and partly by another or other of those modes.

APPOINTMENT AND REMOVAL OF DIRECTORS

82. Appointment and removal of Directors by the Company

The first Directors of the Company shall be appointed in writing by the founder member of the Company or by ordinary resolution of the Company. Thereafter, the Company may by ordinary resolution elect any person to be a Director, either to fill a casual vacancy or by way of an addition to their number, but so that the total number of Directors shall not at any time exceed

any maximum number fixed by or in accordance with these Articles. The Company may by ordinary resolution remove any Director before the expiration of his period of office and may (subject to these Articles) by ordinary resolution appoint another person in his place.

83. The Directors' power to appoint additional Directors

The Directors may, at any time, and from time to time, appoint any person to be a Director, either to fill a casual vacancy or by way of addition to their number but so that the total number of Directors shall not exceed the maximum number (if any) fixed by or in accordance with these Articles.

DISQUALIFICATION OF DIRECTORS

84. Vacation of office of Director

The office of a Director shall ipso facto be vacated:

(a) if he ceases to be a Director by virtue of any provision of the Statutes or he is convicted of an indictable offence or he becomes prohibited by law from being a Director; or

(b) if he becomes bankrupt or a receiving order is made against him or he makes any arrangement or composition with his creditors generally; or

(c) if he is, or may be, suffering from mental disorder and an order is made by a court claiming jurisdiction in that behalf (whether in Hong Kong or elsewhere) in matters concerning mental disorder for his detention or for the appointment of a receiver, curator bonis or other person by whatever name called to exercise powers with respect to his property or affairs; or

(d) if he shall for more than six months have been absent without special leave of absence from the Directors from meetings of the Directors held during that period, and they pass a resolution that he has by reason of such absence vacated office; or

(e) if he serves on the Company notice of his wish to resign, in which event he shall ipso facto vacate office on the service of such notice on the Company or such later time as is specified in such notice; or

(f) if he is removed in the manner provided in Article 82; or

(g) if he is removed by ordinary resolution of the Company in accordance with the Statutes.

ALTERNATE DIRECTORS

85. Power to appoint alternate Directors

(1) Each Director (other than an alternate Director) shall have the power to appoint any other Director, any director of any holding company of the Company or of any other subsidiary of that holding company or any other person who is willing to act, to be an alternate Director, in his place, at any meeting of the Directors at which he is unable to be present, and at his discretion to remove such alternate Director.

(2) On such appointment being made the alternate Director shall (except as regards the power to appoint an alternate) be subject in all respects to the provisions, terms and conditions of these Articles existing with reference to the other Directors of the Company, and each alternate Director, whilst acting in the place of an absent Director, shall be entitled to exercise and discharge all the powers and duties of the Director he represents, but shall look to such Director solely for his remuneration as alternate Director.

(3) Any Director of the Company who is appointed an alternate Director shall be entitled to vote at a meeting of the Directors on behalf of the Director so appointing him as distinct from the vote to which he is entitled in his own capacity as a Director, and shall also be considered as two Directors for the purpose of making a quorum of Directors.

(4) Any person appointed as an alternate Director shall vacate his office as such alternate Director if and when the Director by whom he has been appointed vacates his office as Director or removes him by notice to the Company or upon the happening of any event which, if he were a Director, would cause him to vacate such office.

(5) Every instrument appointing or removing an alternate Director shall be in writing signed by the appointor (or in any other manner approved by the Directors) and shall be effective upon delivery at the Office or at a meeting of the Directors.

(6) Save as otherwise provided in these Articles, an alternate Director shall be deemed to be the agent of the Director who has appointed him and the appointing Director shall be vicariously liable for any acts, defaults or torts committed by his alternate Director while acting in the capacity of alternate Director

POWERS OF DIRECTORS

86. General powers of Directors to manage Company's business

(1) The business of the Company shall be managed by the Directors who may exercise all the powers of the Company to the extent that the same are not required by the Statutes or these Articles to be exercised by the Company in general meeting. Any exercise of such powers by the Directors shall be in accordance with the provisions of the Statutes and these Articles. No alteration of these Articles shall invalidate any prior act of the Directors which would have been valid if the same had not been passed or made.

(2) The general powers given by this Article shalt not be limited or restricted by any special authority or power given to the Directors by any other Article or by any resolution of the Company in general meeting.

87. Power to act notwithstanding vacancy

The continuing Directors or the sole continuing Director at any time may act notwithstanding any vacancy in their body; provided always that if the Directors shall at any time be reduced in number to less than the minimum number fixed by or in accordance with these Articles, it shall be lawful for him or them to act as Director(s) for the purpose of filling up vacancies in their body or convening general meetings of the Company or of the holders of any class of shares in the Company, but not for any other purpose. If there shall be no Director able or willing to act, then any two members, or one member if the Company has only one member, may summon a general meeting for the purpose of appointing Directors.

88. Pensions, etc.

(1) The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to, any persons who are or shall have been at any time Directors of the Company or in the employment or service of the Company or of any company which is or was a subsidiary of or associated with the Company or of the predecessors in business of the Company or any such subsidiary or associated company or the wives, widows, families, relatives or dependants of any such persons.

(2) The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well-being of the Company or of any such other company as aforesaid, or its members, and may make or procure payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees for charitable or benevolent objects or for any exhibition or for any public, general or useful object.

(3) Without prejudice to the generality of the foregoing paragraphs of this Article, the Directors may exercise any of the powers conferred by the Statutes to make provision for the benefit of any such persons as aforesaid in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any of its subsidiaries.

(4) The Directors may procure any of the matters aforesaid to be done by the Company either alone or in conjunction with any other company.

BORROWING POWERS

89. Power to borrow money

Subject as hereinafter provided, the Directors may exercise all the powers of the Company to borrow money, and to mortgage or charge the whole or any part of its undertaking, property and assets (both present and future) and uncalled capital and (subject, to the extent applicable, to the provisions of the Statutes) to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

DIRECTORS INTERESTS, ETC.

90. Power of Directors to hold offices of profit and to contract with Company

(1) A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract (being a contract of significance in relation to the Company's business) with the Company shall, if his interest in such contract or proposed contract is material, declare the nature of his interest at a meeting of the Directors in accordance with the provisions of the Statutes applicable thereto. In relation to any such matter a Director may notwithstanding his interest vote and be taken into account for the purposes of a quorum and may retain for his own absolute use and benefit all profits and advantages accruing to him.

(2) No Director or intending Director shall be disqualified by his office from contracting with the Company, either with regard to his tenure of any office or position in the management, administration or conduct of the business of the Company or as vendor, purchaser or otherwise, nor (subject to the interest of the Director being duly declared) shall any contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shalt any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

(3) Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, provided that nothing herein contained shall authorise a Director or his firm to act as Auditors of the Company.

(4) Any Director may continue to be or become a member or director of, or hold any other office or place of profit under, any other company in which the Company may be interested, and no such Director shall be accountable for any dividend, remuneration, superannuation payment or other benefits received by him as a member or director of, or holder of any other office or place of profit under, any such other company. The Directors may exercise the voting powers conferred by the shares in any company held or owned by the Company or exercisable by them as directors of such other company in such manner in all respects as they think fit (including the exercise thereof in favour of any resolution appointing themselves or any of them directors or officers of such company, or voting or providing for the payment of remuneration, superannuation payments or other benefits to the directors or officers of such company).

(5) The Company may by ordinary resolution suspend or relax the provisions of this Article to any extent or ratify any transaction not duly authorised by reason of a contravention of this Article.

PROCEEDINGS OF DIRECTORS

91. Board meetings, quorum and voting

The Directors may meet together for the despatch of business, adjourn and otherwise regulate their meetings as they think fit and may determine the quorum necessary for the transaction of business. Until otherwise determined by the Directors, a majority of the Directors, (or one if the Company has only one Director), shall be a quorum. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

92. Notice of meetings

A Director may at any time, and, on the request of any Director, the Secretary shall, call a meeting of the Directors. Notice of meetings of the Directors shall be given to all Directors and to any alternate Directors appointed by them.

93. Chairman or Deputy-Chairman to preside

The Chairman, or failing him any Deputy-Chairman (the senior in office taking precedence, if more than one be present), shall, if present and willing, preside at all meetings of the Directors, but if no such Chairman or Deputy-Chairman be appointed, or if he be not present within five minutes after the time fixed for holding the meeting or is unwilling to act as chairman of such meeting, the Directors present shall choose one of their number to act as chairman of such meeting and the Director so chosen shall preside at such meeting accordingly

94. **Competence of board meetings**

A meeting of the Directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions for the time being vested in or exercisable by the Directors generally,

95. **Power to appoint Committees**

The Directors may from time to time appoint committees consisting of such member or members of their body as they think fit, and may delegate any of their powers to any such committee, and from time to time revoke any such delegation and discharge any such committee wholly or in part. Any committee so formed shall, in the exercise of the powers so delegated, conform to any regulations that may from time to time be imposed upon it by the Directors.

96. **Procedure at Committee meetings**

Subject to Article 95, committees may meet and adjourn as they think proper. Questions arising at any meeting shall be determined by a majority of votes of the members present and, in the case of an equality of votes, the chairman of a meeting shall have a second or casting vote.

97. **Resolutions in writing and conference meetings**

(1) A resolution in writing signed or approved in writing by all the Directors entitled to notice of a meeting of the Directors or by all the members of a committee for the time being shall be as valid and effectual as if it had been passed at a meeting of the Directors or, as the case may be, such committee duly called and constituted. Such resolution may be contained in one document or in several documents in like form, each signed or approved by one or more of the said Directors or the said members of the committee concerned. For the purpose of this Article the signature or approval of an alternate director (if any) shall suffice in place of the signature of the Director appointing him.

(2) (a) a meeting of the Directors or of a committee of the Directors may consist of a conference between Directors or members of the committee some or all of whom are in different places provided that each Director, or as the case may be, member of the committee who participates is able:

(i) to hear each of the other participating Directors or members of the committee addressing the meeting; and

(ii) if he so wishes, to address all of the other participating Directors or members of the committee simultaneously,

whether directly, by conference telephone or by any other form of communications equipment (whether or not such equipment is available when this Article is adopted) or by a combination of those methods.

(b) a quorum is deemed to be present if those conditions are satisfied in respect of at least the number of Directors or members of the committee required to form a quorum; and

(c) a meeting held in this way is deemed to take place at the place where the largest group of participating Directors or, as the case may be, members of the committee is assembled or, if no such group is readily identifiable, at the place from where the chairman of the meeting participates.

(3) Where the Company has only one Director and that Director takes any decision that may be taken in a meeting of the Directors and that has effect as if agreed in a meeting of the Directors, that one Director shall (unless that decision is taken by way of a written resolution) provide the Company with a written record of that decision within 7 days after the decision is made.

98. Validity of acts of Directors so appointed

All acts bona fide done by any meeting of the Directors, or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified or had vacated office or were not entitled to vote, be as valid as if every such person had been duly appointed and qualified to be a Director and had continued to be a Director and had been entitled to vote.

99. Minutes

The Directors shall cause minutes to be made in books provided for the purpose:

(a) of all appointments of officers made by the Directors;

(b) of the names of all the Directors present at each meeting of the Directors and of any committee of Directors; and

(c) of all resolutions and proceedings of all meetings of the Company and of any class of members, and of the Directors and of any committee of Directors

and any such minutes as aforesaid, if purporting to be signed by the chairman of the meeting at which such appointments were made or such Directors were present or such resolutions were passed or proceedings held (as the case may be), or by the chairman of the next succeeding meeting of the Company or Directors or committee (as the case may be), shall be sufficient evidence without any further proof of the facts therein stated.

CHAIRMAN, DEPUTY-CHAIRMAN, MANAGING DIRECTOR, ETC.

100. Appointment

The Directors may from time to time appoint one or more of their number to any office or employment under the Company (including, but without limitation, that of Chairman, Deputy-Chairman, Managing Director or Joint Managing Director) for such period and on such terms as they think fit, and may also permit any person appointed to be a Director to continue in any office or employment held by him before he was so appointed. The Directors may also from time to time (without prejudice to any claim for damages for breach of any agreement between him or them and the Company) remove him or them from office and appoint another or others in his place or their places.

101. Remuneration of Director so appointed

The remuneration and other terms and conditions of appointment of a Director appointed to any office or employment under the Company pursuant to the last preceding Article shall from time to time (without prejudice to the provisions of any agreement between him and the Company) be fixed by the Directors, and may (without prejudice to the provisions of Article 88) be by way

of fixed salary or commission on the dividends or profits or turnover of the Company or of any other company in which the Company is interested or other participation in any such profits or otherwise or by any or all or partly by one and partly by another or others of those modes.

102. Powers and duties of Directors so appointed

The Directors may, from time to time, entrust to and confer upon a Director appointed to any office or employment pursuant to Article 100 such of the powers exercisable under these Articles by the Directors as they may think fit, and may confer such powers for such time, and to be exercised for such objects and purposes, and upon such terms and conditions, and with such restrictions, as they may consider expedient, and may confer such powers collaterally with, or to the exclusion of, and in substitution for, all or any of the powers of the Directors in that behalf; and may from time to time revoke, withdraw, alter or vary all or any of such powers.

LOCAL MANAGEMENT

103. Power to appoint local managers

The Directors may, from time to time, provide for the management and transaction of the affairs of the Company in or from any specified locality, whether in Hong Kong or elsewhere, in such manner as they think fit, and the provisions contained in the two next following Articles shall be without prejudice to the general powers conferred by this Article.

104. Power to appoint attorney

The Directors may, at any time, and from time to time, by power of attorney under the Seal, appoint any person to be the attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as the Directors may from time to time think fit, and such appointment may (if the Directors think fit) be made in favour of any body corporate, or of the members, directors, nominees or managers of any body corporate or unincorporate, or otherwise in favour of any fluctuating body of persons, whether nominated directly or indirectly by the Directors, and any such power of attorney may contain such powers for the protection or convenience of persons dealing with such attorney as the Directors may think fit.

105. Power to sub-delegate

Any such delegate or attorney as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities or discretions for the time being vested in him.

SECRETARY

106. Appointment of Secretary

The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may (without prejudice to any claim for damages for breach of any contract between him and the Company) be removed by them. A sole Director shall not be the Secretary of the Company. The Company shall not have as Secretary a body corporate the sole Director of which is the sole Director of the Company. The first Secretary is the person named as the Secretary in the incorporation form submitted in respect of the Company pursuant to Section 14A.

107. **Dual capacity**

A provision of the Statutes or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

108. **Assistant Secretary**

The Directors may, at any time and from time to time, appoint any person to be Assistant Secretary and anything required or authorised to be done by or to the Secretary may be done by or to any Assistant Secretary so appointed; and any Assistant Secretary may (without prejudice to any claim for damages for breach of any contract between him and the Company) be removed by the Directors.

SEAL

109. **Seal**

(1) The Directors shall provide for the safe custody of the Seal and the Company may exercise the powers conferred by the Statutes with regard to having an official seal for use in any territory outside Hong Kong, and such powers shall be vested in the Directors. Whenever in these Articles reference is made to the Seal the reference shall, when and so far as may be applicable, be deemed to include any such official seal as aforesaid.

(2) The Seal shall not be affixed to any instrument, except by the general or special authority of a resolution of the Directors, or of a committee of the Directors authorised in that behalf. The Directors may from time to time make such regulations as they think fit (subject to the provisions of these Articles) determining the persons and the number of such persons who shall sign every instrument to which the Seal is affixed. Until otherwise so determined, every such instrument shall be signed by any one Director or the Secretary or any one or more persons authorised for the purpose by the Directors, and, in favour of any purchaser or person bona fide dealing with the Company, the signatures of such persons shall be conclusive evidence of the fact that the Seal has been properly affixed.

(3) Every certificate of shares, debentures, debenture stock or representing any other form of security of the Company (other than letters of allotment, receipts for securities or certificates of deposit) shall be issued under the Seal or under any official seal kept by the Company pursuant to section 73(A) of the Ordinance.

(4) Each certificate to which the Seal shall be affixed shall bear the autographic signature of at least one Director or the Secretary or any one or more other persons authorised for the purpose by the Directors, provided that the Directors may by resolution determine (either generally or in any particular case or cases) that such signatures shall be dispensed with, or shall be affixed by means of some method or system of mechanical signature.

(5) Each certificate to which such official seal as is referred to in paragraph(3) of this Article shall be affixed need not bear any signatures.

AUTHENTICATION OF DOCUMENTS

110. Any Director or the Secretary or any person appointed by the Directors for the purpose shall have power to authenticate any documents affecting the constitution of the Company and any resolutions passed by the Company or the Directors or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies thereof or extracts therefrom as true copies or extracts; and where any books, records, documents or accounts are elsewhere than at the Office the local manager or other officer of the Company having the custody thereof shall be deemed to be a person appointed by the Directors as aforesaid. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or of the Directors or any committee which is certified as aforesaid shall be conclusive evidence in favour of all persons dealing with the Company upon the faith thereof that such resolution has been duly passed or, as the case may be, that any minute so extracted is a true and accurate record of proceedings at a duly constituted meeting.

DIVIDENDS

111. **Application of profits in payment of dividends**

Subject to the provisions of the Statutes and of these Articles and to any rights, privileges or restrictions for the time being attached to any shares in the capital of the Company having preferential or special rights in regard to dividend, the profits of the Company which it shall from time to time be determined to distribute by way of dividend shall be applied in payment of dividends upon the shares of the Company in proportion to the amounts paid up thereon respectively otherwise than in advance of calls, provided that if any share be issued upon terms providing that it shall rank for dividend as from or after a particular date, or be entitled to dividends declared or paid after a particular date, such share shall rank for or be entitled to dividend accordingly.

112. **Declaration of dividends**

Subject to the provisions of the Statutes the Company may, from time to time, by ordinary resolution, declare a dividend to be paid to the members, according to their rights and interests in the profits, and may fix the time for payment of such dividend.

113. **No larger dividend than recommended by Directors**

No larger dividend shall be declared than is recommended by the Directors, but the Company may by ordinary resolution declare a smaller dividend.

114. **Fixed and interim dividends**

(1) Subject to the provisions of the Statutes, if and to the extent that the Directors think fit and the position of the Company in their opinion justifies such payment, the Directors may declare and pay dividends on shares carrying an entitlement to fixed dividends in accordance with the rights attached thereto and may also from time to time declare and pay interim dividends on shares of any class of such amounts and on such dates and in respect of such periods as they think fit.

(2) Provided that the Directors act bona fide, they shall not incur any responsibility to the holders of shares conferring a preference for any damage that they may suffer by reason of the payment

of a dividend on any shares not ranking pail passu or in priority thereto in respect of dividends.

115. **Unclaimed dividends**

All unclaimed dividends may be invested or otherwise made use of by the Directors as they shall think fit, until the same be claimed and so that the Company shall not thereby be constituted as a trustee in respect thereof and any dividend unclaimed after a period of six years from the date for payment of such dividend shall be forfeited and shall revert to the Company.

116. **No interest payable on dividends etc.**

No dividend or other moneys payable on or in respect of a share in the capital of the Company shall bear interest against the Company.

117. **Power to satisfy dividend in specie, fractional certificates and cash adjustments**

With the sanction of an ordinary resolution of the Company and upon the recommendation of the Directors any dividend may be paid and satisfied, either wholly or in part, by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, or partly in one way and partly in another or others, and where any difficulty arises in regard to the distribution, the Directors may settle the same as they think expedient, and in particular they may issue fractional certificates, and may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees upon such trusts for the persons entitled to the dividend as may seem expedient to the Directors.

118. **Deduction of debts due to Company**

The Directors may deduct from any dividend or other moneys payable in respect of any shares held by a member, either alone or jointly with any other member, all such sums of money (if any) as may be presently due and payable by him, either alone or jointly with any other person, to the Company in relation to shares of the Company.

119. **Moneys payable by cheque**

Any moneys payable in respect of any share (whether by way of return of capital, dividend, interest or otherwise) may (unless otherwise directed by the member or other person entitled thereto) be paid by cheque or warrant sent through the post to the registered address of such member or person entitled thereto, or, in the case of joint holders, to the registered address of that one whose name stands first in the Register in respect of the joint holding, and (unless otherwise directed as aforesaid) every cheque or warrant so sent shall be made payable to the order of the person to whom it is sent, and the Company shall not be responsible for any loss in transmission, and payment of the cheque or warrant shall be a good discharge to the Company.

RESERVES

120. **Power to provide for depreciation and carry profits to reserve**

The Directors may, before recommending any dividend, write off such sums as they think proper for depreciation, and carry forward in the revenue accounts any profits as they think should not be divided, and may also set aside out of profits of the Company such sum or sums as they think proper as a reserve or reserves, which shall at the discretion of the Directors be applicable for meeting contingencies, for the

gradual liquidation of any debt or liability of the Company, or for repairing, maintaining or adding to the property of the Company, or for such other purposes as the Directors shall, in their absolute discretion, think fit, and pending any such application may, at the discretion of the Directors, either be employed in the business of the Company, or be invested in such investments (other than shares in the Company) as the Directors may from time to time think fit.

121. Reserves

The Directors may establish such reserve accounts and may divide the Company's reserves into such special funds as they may think fit. The Directors may also carry forward any profits which they may think prudent not to divide without placing the same to reserves.

CAPITALISATION OF RESERVES, ETC.

122. Capitalisation of reserves

(1) The Company may at any time and from time to time, upon the recommendation of the Directors, by ordinary resolution resolve that any sum not required for the payment or provision of any fixed preferential dividend and standing, at the time the ordinary resolution is passed or, if such resolution is conditional, at the time it becomes unconditional, to the credit of any reserve accounts of the Company (including Share Premium Account and Capital Redemption Reserve) or to the credit of profit and loss account (whether or not the same be available for distribution) be capitalised, and that such sum be appropriated as capital to and amongst the holders of ordinary shares in the capital of the Company in proportion to the nominal amount of the ordinary shares held by them respectively at the time the ordinary resolution is passed or, if such resolution is conditional, at the time it becomes unconditional or at such other time as may be stipulated in such resolution, and that the Directors shall in accordance with such resolution apply such sum in paying up in full or in part any unissued shares or debentures of the Company on behalf of such holders of ordinary shares in the capital of the Company, and appropriate such shares or debentures to and distribute the same credited as fully or partly paid up amongst such holders of ordinary shares in the capital of the Company in the proportions aforesaid in satisfaction of their shares and interests in the said capitalised sum, or shall apply such sum or any part thereof on behalf of such holders of ordinary shares in the capital of the Company in paying up the whole or part of any amounts which shall for the time being be unpaid in respect of any issued shares in the Company held by them respectively, or otherwise deal with such sum as directed by such resolution; provided that:

(a) any sum standing to the credit of any Share Premium Account or Capital Redemption Reserve may only be applied in paying up unissued shares to be allotted as fully paid up; and

(b) any, sum not available for distribution in accordance with the Statutes may only be applied in paying up in full or in part unissued shares to be allotted as fully or partly paid up.

(2) Where any difficulty arises in respect of any such distribution, the Directors may settle the same as they think expedient, and in particular they may make such provisions as they think proper for the case of shares or debentures becoming distributable in fractions (including, but without limitation, provisions for the issue of fractional certificates, for the sale and distribution of the proceeds of sale of shares or debentures representing such fractions, and provisions whereby the benefit of fractional entitlements accrue to the Company rather than the members concerned) and further the Directors may fix the value for distribution of any fully paid-up shares or debentures, make cash payment to any shareholders on the footing of the value so fixed in order to adjust rights, and vest any shares or debentures in trustees upon such trusts for the persons entitled to

share in the distribution as may seem just and expedient to the Directors. When deemed requisite, a proper contract for the allotment and acceptance of any shares or debentures to be distributed as aforesaid shall be executed and (if necessary) filed in accordance with any applicable provisions of the Statutes, and the Directors may appoint any person to sign such contract on behalf of the persons entitled to share in the distribution, and such appointment shall be effective, and the contract may provide for the acceptance by such persons of the shares or debentures to be allotted to them respectively in satisfaction of their claims in respect of the sum so distributed, and any such contract shall be effective and binding on all such persons.

ACCOUNTS

123. Directors to keep proper accounting records

The Directors shall cause proper accounting records of the Company to be kept and the provisions of the Statutes in this regard shall be complied with.

124. Where accounting records to be kept

The accounting records shall be kept at the Office, or, subject to section 121(3) of the Ordinance, at such other place as the Directors shall think fit, and shall always be open to the inspection of the Directors.

125. Inspection of records

The Directors shall, from time to time, determine whether in any particular case, or class of cases, or generally, and at what times, and places, and under what conditions or regulations, the accounting records of the Company, or any of them, shall be open to the inspection of the members, and no member, not being a Director, shall have any right of inspecting any account, book or document of the Company, except as conferred by law or authorised by the Directors or by any ordinary resolution of the Company, nor shall any such member be entitled to require or receive any information concerning the business, trading or customers of the Company, or any trade secret of or secret process used by the Company.

126. Balance sheet and profit and loss accounts.

(1) The Directors shall, from time to time, in accordance with the Statutes, cause to be prepared and to be laid before the annual general meeting of the Company such profit and loss accounts, balance sheets, group accounts (if any), reports of the Directors and of the Auditors and other documents (if any) as are required by the Statutes. Each balance sheet shall be signed on behalf of the Directors by two of their number, or one (if the Company has only one Director).

(2) A copy of the said balance sheet, accounts, reports and other documents (if any) shall, not less than 21 days before the meeting, be delivered or sent by post to the registered address of every member and debenture holder of the Company, or in the case of a joint holding to that member or debenture holder (as the case may be) whose name stands first in the appropriate Register in respect of the joint holding. The Auditors' report shall be read at the meeting. No accidental non-compliance with the provisions of this Article shall invalidate the proceedings at the meeting.

AUDIT

127. Provisions of Statutes regarding Auditors

(1) The provisions of the Statutes as to the appointment, powers, rights, remuneration and duties of the Auditors shall be complied with and, subject to the provisions of the Statutes, all acts done by any person acting as an auditor of the Company shall, as regards all persons dealing in good faith with the Company, be valid, notwithstanding that there was some defect in his appointment or that he was at the time of his appointment, or subsequently became, disqualified.

(2) An auditor of the Company shall be entitled to attend any general meeting and to receive all notices of and other communications relating to any general meeting which any member is entitled to receive and to be heard at any general meeting on any part of the business of the meeting which concerns him as Auditor.

NOTICES

128. Notices to be in writing

Any notice to be given to or by any person pursuant to these Articles shall be in writing except that a notice calling a meeting of the Directors need not be in writing.

129. Service of notices

A notice or other document may be served by the Company upon any member either personally or by facsimile transmission or telex, or by sending it by mail, postage prepaid (and, in any case where the registered address of a member is outside Hong Kong, by prepaid airmail), addressed to such member at his registered address. Any such facsimile transmission shall be deemed duly served only if it is confirmed by telex or by mail as aforesaid served within seven days of such transmission.

130. Registered address of member

Each member shall, from time to time, notify in writing to the Company some place which shall be deemed his registered address for the purposes of the last preceding Article.

131. Notice to joint holders

All notices directed to be given to the members shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the Register in respect of such share, and notice so given shall be sufficient notice to all the holders of such share.

132. Service on Company

Any summons, notice, order or other document required to be sent to or served upon the Company, or upon any officer of the Company, may be sent or served by facsimile transmission or telex, or by leaving the same or sending it by mail, postage prepaid (and, if posted outside Hong Kong, by prepaid airmail), addressed to the Company or to such officer at the Office.

133. Proof of postage to be sufficient proof of service

(1) Any notice or other document, if sent by facsimile transmission or telex, shall be deemed to have been served on the day on which such facsimile transmission or telex was transmitted, provided (in the case of a facsimile transmission) it is confirmed as provided in Article 129 and (in the case of a telex) the answerback is received.

(2) Any notice or other document, if sent by mail, postage prepaid, to a registered address in Hong Kong, shall be deemed to have been served on the day following that on which the letter, envelope, or wrapper containing the same is put into the post, or, if sent by prepaid airmail, shall be deemed to have been served on the fifth day following that on which the letter, envelope or wrapper containing the same was put into the post. In proving such service it shall be sufficient to prove that the letter, envelope or wrapper containing the notice or document was properly addressed and put into the post as prepaid mail or prepaid airmail (as the case may be).

134. Members present at meeting deemed to have received due notice

Any member present, either personally or by proxy, at any meeting of the Company or class of members of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

135. Successors in title to be bound by notices to predecessors

Every person who, by operation of law, transfer or any other means whatsoever, shall become entitled to any shares shall be bound by every notice in respect of such shares which previously to his name and address being entered in the Register shall be duly given to the person from whom he derives his title to such shares.

136. Service of notice to be sufficient notwithstanding death of member served

Any notice or document served upon or sent to, or left at the registered address or notified facsimile transmission or telex number of; any member in pursuance of these Articles, shall, notwithstanding that such member be then deceased or bankrupt and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any share held by such member, whether held solely or jointly with other persons, until some other person be registered instead of him as the holder or joint holder of such share, and such service shall, for all purposes of these Articles, be deemed a sufficient service of such notice or document on his executors, administrators or assigns, and all persons (if any) jointly interested with him in such share.

137. Signature on notices

The signature on any notice to be given by the Company may be written or printed.

WINDING UP

138. Directors' power to present winding-up petition

The Directors shall have power in the name and on behalf of the Company to present a petition to the Court for the Company to be wound up.

139. Rule for division of assets in liquidation

If the Company shall be wound up, the surplus assets remaining after payment of all creditors shall be divided among the members in proportion to the capital which at the commencement of the winding up is paid up, or ought to have been paid up, on the shares held by them respectively and, if such surplus assets shall be insufficient to repay the whole of the paid-up capital, they shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up, or which ought to have been paid up, at the commencement of the winding up on the shares held by them respectively. But this Article is to be subject to the rights attached to any shares which may be issued on special terms or conditions.

140. Powers to distribute in specie

If the Company shall be wound up the Liquidator (whether voluntary or official) may, with the sanction of a special resolution of the Company, divide among the members in specie any part of the assets of the Company, or vest any part of the assets of the Company in trustees upon such trusts for the benefit of the members or any of them as the resolution shall provide. Any such resolution may provide for and sanction a distribution of any specific assets amongst different classes of members otherwise than in accordance with their existing rights.

141. Members abroad to give address for service

In the event of a winding up of the Company every member of the Company who is not for the time being in Hong Kong shall be bound, within 14 days after the passing of an effective resolution to wind up the Company voluntarily, or within the like period after the making of an order for the winding up of the Company, to serve notice on the Company appointing some person resident in Hong Kong upon whom all summonses, notices, processes, orders and judgements in relation to or under the winding up of the Company may be served, and in default of such nomination the Liquidator of the Company shall be at liberty on behalf of such member to appoint some such person, and service upon any such appointee shall be deemed to be a good personal service on such member for all purposes, and where the Liquidator makes any such appointment he shall, with all convenient speed, give notice thereof to such member by advertisement in any leading Hong Kong daily newspaper, or by a letter sent by registered or recorded delivery post and addressed to such member at his registered address, and such notice shall be deemed to be served on the day following that on which the advertisement appears or the letter is posted.

INDEMNITY AND INSURANCE

142. Indemnity of Directors and officers

(1) Subject to the provisions of the Statutes, every Director, Auditor, Secretary or other officer of the Company shall be entitled to be indemnified by the Company against any liability incurred by him:

(a) in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted; or

(b) in connection with any application under section 358 of the Ordinance in which relief is granted to him by the court.

(2) The Company may purchase and maintain for any Director, Auditor, Secretary or other officer of the Company:

(a) insurance against any liability to the Company, a related company or any other party in respect of any negligence, default, breach of duty of trust (save for fraud) of which he may be guilty in relation to the Company or a related company; and

(b) insurance against any liability incurred by him in defending any proceedings, whether civil or criminal, taken against him for any negligence, default, breach of duty or breach of trust (including fraud) of which he may be guilty in relation to the Company or a related company.

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